QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A
(Rule 14-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
POLYCOM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
May 20, 2003

To Polycom Stockholders:

        Notice is hereby given that the 2003 Annual Meeting of Stockholders of Polycom, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 20, 2003, at 10:00 a.m., Pacific Time, at the Company's corporate headquarters located at 4750 Willow Road, Pleasanton, California 94588, for the following purposes:

  1.
  To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

  2.
  To approve an amendment to the Company's 1996 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,900,000 shares.

  3.
  To approve an amendment to the Company's 1996 Stock Incentive Plan to change the amount and characteristics of options granted to non-employee directors under the automatic grant program.

  4.
  To approve an amendment to the Company's 1996 Stock Incentive Plan to permit the Company to undertake an exchange offer pursuant to which holders of options to purchase a maximum of 7,000,000 shares of the Company's Common Stock could elect to cancel such options in exchange for the grant of replacement options to purchase 0.80 shares of the Company's Common Stock for each cancelled option share, with the replacement options to be granted no earlier than six (6) months and one (1) day following the cancellation date of the cancelled options.

  5.
  To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 2003.

  6.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The preceding items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 4, 2003, are entitled to notice of and to vote at the 2003 Annual Meeting.

        All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed. Should you receive more than one proxy because your shares are registered in different names or addresses, please sign and return each proxy to assure that all your shares will be voted. You may revoke your proxy at any time prior to the 2003 Annual Meeting. If you attend the 2003 Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the 2003 Annual Meeting will be counted.

By Order of the Board of Directors of Polycom, Inc.
Robert C. Hagerty Chairman of the Board of Directors, Chief Executive Officer and President

Pleasanton, California
April 18, 2003

YOUR VOTE IS IMPORTANT TO THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENVELOPE PROVIDED.

POLYCOM, INC.
4750 Willow Road
Pleasanton, California 94588

PROXY STATEMENT
FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

        The enclosed proxy is solicited on behalf of the Board of Directors of Polycom, Inc., a Delaware corporation (the "Company"), for use at the 2003 Annual Meeting of Stockholders to be held on May 20, 2003, at 10:00 a.m., Pacific time, and at any adjournment thereof (the "2003 Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of 2003 Annual Meeting of Stockholders. The 2003 Annual Meeting will be held at the Company's corporate headquarters located at 4750 Willow Road, Pleasanton, California 94588. The Company's telephone number at that location is (925) 924-6000.

        These proxy solicitation materials were mailed to all stockholders entitled to vote at the 2003 Annual Meeting on or about April 18, 2003, together with the Company's 2002 Annual Report to Stockholders.

        You may request a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, at no charge, by writing to the Company's corporate headquarters at the following address: Investor Relations, Polycom, Inc., 4750 Willow Road, Pleasanton, California 94588.

Record Date and Shares Outstanding

        Stockholders of record at the close of business on April 4, 2003 (the "Record Date") are entitled to notice of and to vote at the 2003 Annual Meeting. As of the Record Date, 98,809,409 shares of the Company's Common Stock were issued and outstanding and entitled to be voted at the 2003 Annual Meeting. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Common Stock, see "Management—Ownership of Securities," beginning on page 25.

        In connection with the Company's acquisition of Circa Communications Ltd., a Canadian company ("Circa") in April 2001, the Company issued 1,087,434 shares of 3048685 Nova Scotia Limited, a wholly-owned subsidiary of the Company, in exchange for all of the outstanding shares of capital stock of Circa. These shares are exchangeable for shares of the Company's Common Stock. The Company issued these shares so that the holders of the outstanding capital stock of Circa at the time of the acquisition could defer the imposition of certain taxes under Canadian law until such time as they elected to exchange their exchangeable shares for shares of Polycom Common Stock. In order to give the holders of these exchangeable shares the ability to vote on matters which may be voted on by the Company's stockholders during the period prior to when they exchange their exchangeable shares for shares of the Company's Common Stock, the Company has issued one share of the Company's Preferred Stock, designated as Special Voting Stock, which is issued and outstanding as of the Record Date. Each of the holders of exchangeable shares holds a fractional interest in the Special Voting Stock, which entitles them to a number of votes at the 2003 Annual Meeting equal to the number of exchangeable shares they hold. As of the Record Date, the holders of exchangeable shares and Special Voting Stock may cast an aggregate of 711,642 votes at the 2003 Annual Meeting.

        A total of 99,521,051 shares of Common Stock issued and outstanding and entitled to vote, and votes which may be cast by the holders of Special Voting Stock, are eligible to vote as of the Record Date at the 2003 Annual Meeting.

Voting

        Each holder of the Company's Common Stock entitled to vote at the 2003 Annual Meeting is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the 2003 Annual Meeting. Each holder of a fractional interest in the Company's Special Voting Stock entitled to vote at the 2003 Annual Meeting is entitled to one vote for each non-voting exchangeable share held by that holder as of the Record Date.

Quorum; Abstentions; Broker Non-Votes

        The required quorum for the transaction of business at the 2003 Annual Meeting is a majority of shares of Common Stock outstanding on the Record Date plus votes then held by holders of fractional interests in the Special Voting Stock, which are entitled to vote and present in person or represented by proxy.

        Shares that are voted "FOR," "AGAINST" or "WITHHELD" are treated as being present at the meeting for purposes of establishing a quorum. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" with respect to a matter will also be treated as shares entitled to vote (the "Votes Cast") with respect to such matter.

        While the statutory and case law authority in Delaware is uncertain as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

        A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions on how to vote from the beneficial owner. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted.

Vote Required

        A plurality of Votes Cast is required for the election of directors discussed in Proposal One of this proxy statement. A plurality of Votes Cast means that only affirmative votes will affect the outcome of the election. Therefore, neither abstentions nor broker non-votes will have any impact on the election of directors.

        The affirmative vote of a majority of the shares of the Company's Common Stock outstanding and entitled to vote is required to approve the amendments to the Company's 1996 Stock Incentive Plan (the "1996 Plan") discussed in Proposals Two, Three and Four of this proxy statement. The affirmative vote of a majority of Votes Cast is required to ratify the appointment of auditors discussed in Proposal Five. Abstentions will have the effect of votes in opposition of the proposals to amend the 1996 Plan and to ratify the appointment of auditors. However, broker "non-votes" will not be included in the tabulation of the voting results on the proposals to amend the 1996 Plan or to ratify the appointment of auditors. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Proxies Generally; Revocability of Proxies

        Whether or not you are able to attend the 2003 Annual Meeting, the Company urges you to submit your proxy, which when properly completed will be voted as you direct. In the event no directions are specified, such proxies will be voted "FOR" each of the nominees of the Board of Directors (Proposal No. 1), "FOR" all of the other proposals and in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting. You are urged to give direction as to how to vote your shares.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

  •
  Filing with the Secretary of the Company at or before the taking of the vote at the 2003 Annual Meeting a written notice of revocation bearing a later date than the proxy;

  •
  Duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the 2003 Annual Meeting; or

  •
  Attending the 2003 Annual Meeting and voting in person. Please bring proof of identification if you decide to vote in person at the 2003 Annual Meeting. Please note that attendance at the 2003 Annual Meeting will not in and of itself constitute a revocation of a proxy.

        Any written notice of revocation or subsequent proxy should be delivered to Polycom, Inc., 4750 Willow Road, Pleasanton, California 94588, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the 2003 Annual Meeting.

Solicitation of Proxies

        The Company will bear the cost of soliciting proxies for the 2003 Annual Meeting. In addition, the Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation materials to such beneficial owners. The Company's directors, officers and regular employees may also solicit proxies personally or by telephone, letter, facsimile, email or other means of communication. No additional compensation will be paid to directors, officers and employees who make these solicitations, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company may engage the services of a professional proxy solicitation firm to aid in soliciting proxies from certain brokers, bank nominees and other institutional holders. The Company's costs for such services, if retained, will not be significant.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

        The Board of Directors has selected nine nominees for election to the Company's Board of Directors, all of whom have been recommended for nomination by the Corporate Governance and Nominating Committee of the Board of Directors and all of whom are currently serving as directors of the Company. The names of the nominees for director, their ages and their positions with the Company as of April 4, 2003, are set forth in the table below. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. In the event any nominee is unable or declines to serve as a director at the time of the 2003 Annual Meeting, the proxies will be voted for any nominee who may be proposed by the Corporate Governance and Nominating Committee of the Board of Directors and designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

Name	Age	Position
Robert C. Hagerty	51	Chairman of the Board of Directors, Chief Executive Officer and President
Michael R. Kourey	43	Senior Vice President, Finance and Administration, Chief Financial Officer, Secretary and Director
Betsy S. Atkins(2)(3)	48	Director
John Seely Brown(2)(3)	62	Director
Durk I. Jager(1)	59	Director
John A. Kelley(1)(3)	53	Director
Stanley J. Meresman(1)	56	Director
William A. Owens(1)(3)	62	Director
Thomas G. Stemberg(2)	54	Director

(1)
Member of Audit Committee
(2)
Member of Compensation Committee
(3)
Member of Corporate Governance and Nominating Committee

        Robert C. Hagerty joined the Company in January 1997 as President and Chief Operating Officer and as a member of the Board of Directors. In July 1998, Mr. Hagerty was named Chief Executive Officer. In March 2000, Mr. Hagerty was named Chairman of the Board of Directors. Prior to joining the Company, Mr. Hagerty served as President of Stylus Assets, Ltd., a developer of software and hardware products for fax, document management and Internet communications. He also held several key management positions with Logitech, Inc., including Operating Committee Member to the Office of the President, and Senior Vice President/General Manager of Logitech's retail division and worldwide operations. In addition, Mr. Hagerty's career history includes positions as Vice President, High Performance Products for Conner Peripherals, Director of Manufacturing Operations and General Manager for Signal Corporation, and Operations Manager for Digital Equipment Corporation. Mr. Hagerty holds a B.S. in Operations Research and Industrial Engineering from the University of Massachusetts, and a M.A. in Management from St. Mary's College of California.

        Michael R. Kourey has been a member of the Board of Directors since January 1999. Mr. Kourey has served as the Company's Senior Vice President, Finance and Administration since January 1999 and as Chief Financial Officer since January 1995. Mr. Kourey has served as Secretary of the Company since

June 1993. He also served as Vice President, Finance and Administration from January 1995 to January 1999, Vice President, Finance and Operations from July 1991 to January 1995 and as our Treasurer from June 1993 to March 1997. Mr. Kourey is a director of 2Wire, Inc., and currently serves on the Advisory Board of the Business School at Santa Clara University. Prior to joining the Company, he was Vice President, Operations of Verilink Corporation. Mr. Kourey holds a B.S. in Managerial Economics from the University of California, Davis, and a M.B.A. from Santa Clara University.

        Betsy S. Atkins has been a director of the Company since April 1999. Ms. Atkins is the Chief Executive Officer of Baja Corp., an early stage venture capital company investing in technology and life sciences. Ms. Atkins served as Chairman and Chief Executive Officer of NCI, Inc., a nutraceutical manufacturing company, from 1991 to 1993. Ms. Atkins was a founder and director of Ascend Communications Corporation, and from 1989 to 1999, she was its Vice President of Marketing and Sales. Ms. Atkins is also a director of McDATA Corporation, UTStarcom, Inc., and a number of private companies. Ms. Atkins is a Presidential Appointee to the Pension Benefit Guaranty Trust Corp. and is a Trustee of Florida International University. Ms. Atkins holds a B.A. from the University of Massachusetts.

        John Seely Brown has been a director of the Company since August 1999. Mr. Brown has been the Chief Scientist at Xerox Corporation since 1992. Mr. Brown was the director of Xerox's Palo Alto Research Center from 1990 to May 2000. In addition, Mr. Brown is a co-founder of the Institute for Research on Learning, a member of the National Academy of Education and a fellow of the American Association for Artificial Intelligence. Mr. Brown is also a director of Varian Medical Systems, Inc. and Corning Incorporated. Mr. Brown received a B.A. in mathematics and physics from Brown University, a M.S. in mathematics from the University of Michigan, and a Ph.D. in computer and communications sciences from the University of Michigan.

        Durk I. Jager has been a director of the Company since January 2003. Mr. Jager is the former Chairman of the Board, President and Chief Executive Officer of The Procter & Gamble Company. He left these positions in July 2000. He was elected to the position of Chief Executive Officer in January 1999 and Chairman of the Board effective September 1999, while continuing to serve as President since 1995. He served as Executive Vice President from 1990-1995. Mr. Jager joined The Procter & Gamble Company in 1970 and was named Vice President in 1987. Mr. Jager is also a director of Chiquita Brands International, Inc., Eastman Kodak Company and Royal KPN N.V. He graduated from Erasmus Universiteit, Rotterdam, The Netherlands.

        John A. Kelley, Jr. has been a director of the Company since March 2000. Mr. Kelley has been the President and Chief Executive Officer of McDATA Corporation since August 2002 and from August 2001 was the President and Chief Operating Officer. Prior to joining McDATA, Mr. Kelley served as Executive Vice President of Networks at Qwest Communications from August 2000 to December 2000. He served as President of Wholesale Markets for U S West from May 1998 to July 2000. From 1995 to April 1998, Mr. Kelley served as Vice President and General Manager of Large Business and Government Accounts and President of Federal Services for U S West. Prior to joining U S West, Mr. Kelley was the Area President for Mead Corporation's Zellerbach Southwest Business Unit from 1991 to 1995, and has held senior positions at Xerox and NBI. Mr. Kelley is also a director of Captaris, Inc., Colorado Women's Vision Foundation, and InRoads of Colorado. Mr. Kelley holds a B.S. in business from the University of Missouri, St. Louis.

        Stanley J. Meresman has been a director of the Company since January 1995. Mr. Meresman has been General Partner and Chief Operating Officer of Technology Crossover Ventures, a venture capital firm, since November 2001. During the four years prior to joining Technology Crossover Ventures, Mr. Meresman was a private investor and board member of a number of companies. Mr. Meresman served as the Senior Vice President, Finance and Chief Financial Officer of Silicon Graphics, Inc. from May 1989 to May 1997. Prior to joining Silicon Graphics, Mr. Meresman was Vice President, Finance and Administration, and Chief Financial Officer of Cypress Semiconductor Corporation. Mr. Meresman is also a director of several private companies. Mr. Meresman holds a B.S. in Industrial Engineering and Operations Research from the University of California, Berkeley and a M.B.A. from Stanford University.

        William A. Owens has been a director of the Company since August 1999. Mr. Owens has been Co-Chief Executive Officer of Teledesic LLC, a satellite communications company, since February 1999 and Vice Chairman since 1998. He is also the Chairman and Chief Executive Officer of the affiliated Teledesic Holdings Ltd. From 1996 to 1998, Mr. Owens was President, Chief Operating Officer and Vice Chairman of Science Applications International Corporation (SAIC), an information technology systems integrator. From 1994 to 1996, he was Vice Chairman of the Joint Chiefs of Staff. Mr. Owens is also a member of the Board of Directors of Cray, Inc., IDT Corp., Microvision, Inc., Nortel Networks Inc., Symantec, Inc., TIBCO, Inc., ViaSat Inc., and Wireless Facilities, Inc. Mr. Owens holds a B.A. in mathematics from the U.S. Naval Academy, Bachelor's and Master's degrees in politics, philosophy, and economics from Oxford University, and a Master's in Management from George Washington University.

        Thomas G. Stemberg has been a director of the Company since December 2002. Mr. Stemberg has served as Chairman of the Board of Directors of Staples, Inc., an office supply superstore retailer, since February 1988, and as an executive officer of Staples with the title of Chairman since February 2002. Mr. Stemberg was Chief Executive Officer of Staples from January 1986 to February 2002. Mr. Stemberg is also a director of The Nasdaq Stock Market, Inc. and PETsMART, Inc.

        There are no family relationships among any of the directors or executive officers of the Company. The Company's bylaws authorize the Board of Directors to fix the number of directors by resolution. The Company currently has nine authorized directors. Each director holds office until the next annual meeting of stockholders or until that director's successor is duly elected and qualified. The Company's officers serve at the discretion of the Board of Directors.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

Board and Committees Meetings

        During the fiscal year ended December 31, 2002, the Board of Directors held thirteen meetings. Each of the directors attended or participated in 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he or she served during the past fiscal year, with the exception of Mr. Kelley, who attended 68% of those meetings, and Mr. Owens, who attended 72% of those meetings. The Board of Directors of the Company has three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

        The Audit Committee, which currently consists of Messrs. Meresman, Jager, Kelley and Owens, is responsible for overseeing the Company's accounting and financial reporting processes and the audit of the Company's financial statements, and assisting the Board of Directors in oversight of (1) the integrity of the Company's financial statements, (2) the Company's internal accounting and financial controls, (3) the Company's compliance with legal and regulatory requirements, (4) the organization and performance of the Company's internal audit function, and (5) the independent auditor's qualifications, independence and performance. The Audit Committee held four meetings during the last fiscal year.

        The Compensation Committee, which currently consists of Ms. Atkins and Messrs. Brown and Stemberg, is primarily responsible for reviewing and approving the Company's compensation policies and establishing salaries, incentives and other forms of compensation for the Company's executive officers. The Compensation Committee also administers the Company's 1996 Stock Incentive Plan and 2001 Nonstatutory Stock Option Plan, makes option grants thereunder, and administers the other benefit plans of the Company. The Compensation Committee held four meetings during the last fiscal year.

        The Corporate Governance and Nominating Committee currently consists of Ms. Atkins and Messrs. Brown, Kelley and Owens. This Committee, previously named the Nominating Committee, is responsible for the development of general criteria regarding the qualifications and selection of board members and recommending candidates for election to the Board. During fiscal 2002, this Committee added the responsibilities of developing overall governance guidelines, overseeing the performance of the Board and reviewing and making recommendations regarding the composition and mandate of Board committees. The Corporate Governance and Nominating Committee will consider candidates for the Board of Directors recommended by stockholders, which may be submitted by writing to the Secretary of Polycom giving the recommended candidate's name, biographical data and qualifications. The Corporate Governance and Nominating Committee held two meetings during the last fiscal year.

Compensation of Directors

        The Company currently compensates each of its non-employee directors as follows:

  •
  An annual cash payment for Board membership of $35,000;

  •
  An annual cash payment for Board committee membership of $5,000, or $10,000 for serving as committee chair;

  •
  The one-time grant of options to purchase 60,000 shares of Common Stock under the Automatic Option Grant Program of the Company's 1996 Plan upon a non-employee director joining the board, which vest in four equal annual installments; and

  •
  An annual grant of options to purchase 30,000 shares of Common Stock, under the Automatic Option Grant Program of the Company's 1996 Plan, which vest in four equal annual installments. Please note that Proposal Three, if approved, would amend the 1996 Plan to change this annual grant to reduce the number of options granted to 25,000 shares, which would vest in full one year from the grant date.

        During fiscal 2002, non-employee directors received the following stock option grants:

Name	Shares	Exercise Price ($)		Vesting(1)	Term
Betsy S. Atkins	30,000		$22.03	4 years	7 years
John Seely Brown	30,000 7,500	$ $	22.03 35.35	4 years 4 years	7 years 7 years
Durk I. Jager(2)	—		—	—	—
John A. Kelley	30,000		$22.03	4 years	7 years
Stanley J. Meresman	30,000 5,000	$ $	22.03 35.35	4 years 4 years	7 years 7 years
William A. Owens	30,000		$22.03	4 years	7 years
Thomas G. Stemberg	60,000		$9.20	4 years	7 years

(1)
Each option listed vests in four equal annual installments commencing one year following the grant date of such option.

(2)
Mr. Jager received an automatic grant of 60,000 shares in January 2003, which vest over 4 years and have a 7 year term, upon his appointment as a director.

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN TO
INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

        Since 1991, the Company has provided stock options as an incentive to its employees to promote increased stockholder value. The Board of Directors and management believe that stock options are one of the primary ways to attract and retain key personnel responsible for the continued development and growth of the Company's business, and to motivate all employees to increase stockholder value. In addition, stock options are considered a competitive necessity in the high technology sector in which the Company competes.

        The Company currently grants options to all employees upon initial hire, and periodically to key employees or in recognition of achievement of certain performance criteria. In October 1998, January 2000 and June 2000, the Company rewarded each employee below the director management level with special option grants of 1,000 shares, 500 shares and 500 shares, respectively. In August 2001, the Company made a special option grant of 250 shares to each employee excluding executive officers. Certain of those grants were delayed to December 2001.

        As a result of the desire to give further incentive to and retain current employees and officers, options to purchase 3,896,380 shares were granted from the 1996 Plan during fiscal 2002. Consequently, as of December 31, 2002, there were 1,772,436 shares available for issuance under the 1996 Plan, not including the 1,900,000 shares subject to stockholder approval at this 2003 Annual Meeting. Also, options to purchase 329,640 shares were granted under the 2001 Nonstatutory Stock Option Plan (the "2001 Plan") during fiscal 2002, and there were 267,229 shares available for issuance under the 2001 Plan as of December 31, 2002.

        As of April 4, 2003, 2,053,888 shares were available for issuance under the 1996 Plan, not including the 1,900,000 shares subject to stockholder approval at the 2003 Annual Meeting, and 15,016,137 options were outstanding that were granted under the 1996 Plan and its predecessor plan, the 2001 Plan and the assumed stock option plans of ViaVideo Communications, Inc., Atlas Communication Engines, Inc., Accord Networks Ltd., PictureTel Corporation, Circa Communications, Ltd. and Atlanta Signal Processors, Incorporated.

Proposed Amendment

        At the 2003 Annual Meeting, the Company requests that its stockholders approve an amendment to the 1996 Plan to increase the number of shares reserved for issuance under the 1996 Plan by 1,900,000 shares, for an aggregate of 23,150,000 shares reserved for issuance thereunder. The Board of Directors previously approved the proposed amendment to the 1996 Plan in January 2003, subject to stockholder approval at the 2003 Annual Meeting. The amendment to increase the number of shares reserved under the 1996 Plan is proposed in order to give the Board of Directors and the Compensation Committee of the Board of Directors greater flexibility to grant stock options. The Board of Directors and management believe that granting stock options motivates high levels of performance, aligns the interests of employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provides an effective means of recognizing employee contributions to the success of the Company. The Board of Directors and management believe that stock options are of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and encouraging current employees. The Board of Directors and Management believe that the ability to grant options will be important to the future success of the Company by allowing it to accomplish these objectives.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO
THE 1996 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES
RESERVED FOR ISSUANCE THEREUNDER.

Description of the 1996 Stock Incentive Plan

        The following is a summary of the principal features of the 1996 Plan. However, this summary is not a complete description of all of the provisions of the 1996 Plan, and is qualified in its entirety by the specific language of the 1996 Plan. A copy of the 1996 Plan is available to any stockholder upon written request to the Company's Secretary.

Equity Incentive Programs

        The 1996 Plan contains three separate equity incentive programs:

  •
  A Discretionary Option Grant Program;

  •
  An Automatic Option Grant Program; and

  •
  A Stock Issuance Program.

        The principal features of these programs are described below. The 1996 Plan (other than the Automatic Option Grant Program) is administered by the Compensation Committee of the Board of Directors. The Compensation Committee acting in this administrative capacity (the "Plan Administrator") has complete discretion, subject to the provisions of the 1996 Plan, to authorize option grants and direct stock issuances under the 1996 Plan. Pursuant to provisions in the 1996 Plan, the Board may appoint a secondary committee of one or more Board members, including employee directors, to authorize option grants and direct stock issuances to eligible persons other than Board members and executive officers subject to the short-swing liability provisions of the federal securities laws. In April 1999, the Board appointed a secondary committee composed of Michael R. Kourey, the Company's Chief Financial Officer, to grant options in amounts pre-approved by the Board to newly hired employees other than executive officers, and in May 2002, the Board appointed Robert C. Hagerty, the Company's Chief Executive Officer, as an alternate member of the secondary committee. All grants under the Automatic Option Grant Program are to be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such program. Options granted through either the Discretionary or Automatic Option Grant Program do not give the holder of the options any stockholder rights until that person has exercised the option, paid the exercise price and become a holder of record of the purchased shares. In connection with the 1996 Plan, the Company has adopted subplans to allow for the grant of options with more favorable tax consequences to employees, consultants and directors in some of the Company's foreign subsidiaries in the United Kingdom, France, and Israel.

Share Reserve

        A total of 21,250,000 shares of Common Stock has been reserved for issuance over the term of the 1996 Plan. However, Proposal Two, if approved, will raise the number of shares reserved by 1,900,000 shares, to 23,150,000 shares. Should an option expire or terminate for any reason prior to exercise in full or be canceled in accordance with the provisions of the 1996 Plan, the shares subject to the portion of the option not so exercised or canceled will be available for subsequent issuance under the 1996 Plan. Unvested shares issued under the 1996 Plan and subsequently repurchased by the Company at the original option exercise or direct issue price paid per share will also be added back to the share reserve and will accordingly be available for subsequent issuance under the 1996 Plan. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to:

  •
  The maximum number and class of securities issuable under the 1996 Plan;

  •
  The maximum number and class of securities for which any one participant may be granted stock options and direct stock issuances under the 1996 Plan;

  •
  The number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each continuing non-employee Board member; and

  •
  The number and class of securities and the exercise price per share in effect under each outstanding option.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") places limits on the deductibility for federal income tax purposes on compensation paid to certain executive officers of the Company. In order to qualify the compensation income associated with options granted to such persons as "performance-based" compensation under Section 162(m) of the Code, thereby preserving the Company's ability to deduct such compensation income, the 1996 Plan provides that in no event may any one participant in the 1996 Plan be granted stock options, separately exercisable stock appreciation rights, and direct stock issuances for more than 600,000 shares in the aggregate per calendar year under the 1996 Plan.

Eligibility

        Employees of the Company or any parent or subsidiary, non-employee members of the Board or the board of directors of any parent or subsidiary corporation, and consultants and other independent advisors in the service of the Company or its parent or subsidiary corporations are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board are also eligible to participate in the Automatic Option Grant Program.

        As of December 31, 2002, seven executive officers, six non-employee Board members and approximately 1,264 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the six non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

Discretionary Option Grant Program

        Options granted under the Discretionary Option Grant Program must have an exercise price per share not less than the fair market value per share of Common Stock on the option grant date. No option can have a term in excess of seven years.

        Since December 1998, granted options will become vested and exercisable in a series of installments over four years so long as the optionees remain in service to the Company. Periodically, the Company grants options to all employees below a certain management level as a special incentive to retain them and/or as a special reward for past performance. These options generally vest and become exercisable fully within one year so long as the employee remains employed with the Company. During October 1998, January 2000 and June 2000, the Company granted each employee below the director management level, option grants of 1,000 shares, 500 shares and 500 shares, respectively. In August 2001, the Company made a special option grant of 250 shares to each employee excluding executive officers. Certain of those grants were delayed to December of 2001.

        Upon cessation of service, the optionee will generally have a limited period of time in which to exercise his or her outstanding options which are vested at that time. The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and to accelerate the exercisability or vesting of such options in whole or in part. This discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

        The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator has complete discretion to establish the vesting schedule for any such unvested shares and, in certain circumstances, may accelerate the vesting of those shares, thereby eliminating the Company's outstanding repurchase rights with respect to those shares.

        For a description of the impact of a change of control of the Company on options granted under the Discretionary Option Grant Program, please see "Description of the 1996 Stock Incentive Plan—Change of Control Provisions—Discretionary Option Grant and Stock Issuance Programs."

        Limited Transferability of Options.    During the lifetime of the optionee, the options granted under the Discretionary Option Grant Program are exercisable only by the optionee. In addition, the options are not assignable or transferable other than by will or the laws of descent and distribution. However, non-statutory options may, in connection with an optionee's estate plan, be assigned to members of the optionee's family or a trust established exclusively for such family members (unless the Plan Administrator determines that the non-statutory options are not transferable for certain optionees employed by the Company's European subsidiaries).

        Cancellation and Regrant of Options.    The Plan Administrator also has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program and to issue replacement options with an exercise price based on the fair market price of Common Stock at the time of the new grant. However, any such repricing of stock options, effected either by reducing the exercise price of outstanding options or canceling outstanding options and granting replacement options with a lower exercise price, requires the approval of the holders of a majority of the Company's voting shares.

        Stock Appreciation Rights.    The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

        Tandem Stock Appreciation rights permit holders of these rights to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value on the option surrender date of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash, shares of Common Stock or a combination of both.

        Limited Stock Appreciation rights may be provided to one or more non-employee directors or executive officers of the Company as part of their option grants. Any such vested option may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the officer or non-employee director would be entitled to a cash distribution from the Company.

        To date, the Company has not issued any Tandem or Limited Stock Appreciation Rights.

Automatic Option Grant Program—Non-Employee Directors

        All non-employee directors of the Company are granted, as of the date they first join the Board of Directors, an option to purchase 60,000 shares of Company common stock (the "Initial Grant"); provided that they have not previously worked for the Company or received a prior stock option grant from the Company. Each Initial Grant vests in four equal annual installments commencing one year following the date of grant of such option, provided the optionee remains a Board member on each such vesting date. Each Initial Grant has a term of seven (7) years.

        On the date of every annual meeting of stockholders, each individual who is serving as a non-employee Board member is automatically granted a non-statutory option to purchase 30,000 shares of the Company's Common Stock (a "Recurring Grant"). There is no limit on the number of such Recurring Grants that any one non-employee Board member may receive over his or her period of Board service. Each Recurring Grant has an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of seven years measured from the grant date. Each Recurring Grant vests in four equal annual installments commencing one year following the date of grant of such option, provided the optionee remains a Board member on each such vesting date.

        Proposal Three, if approved, will amend the 1996 Plan to reduce each Recurring Grant from 30,000 shares to 25,000 shares, and change the vesting schedule for each Recurring Grant from four equal annual installments commencing one year from the option grant date, to one year following the date of grant of such option.

        Should the optionee cease to serve as a Board member, the optionee generally has until the earlier of the 12 month period following cessation of service or the expiration date of the option term in which to exercise the option for the number of shares vested at the time of that individual's cessation of service. The shares subject to each automatic option grant immediately vest in full upon the optionee's death or permanent disability while a Board member.

        For a description of the impact of a change of control of the Company on options granted under the Automatic Option Grant Program, please see "Description of the 1996 Stock Incentive Plan—Change of Control Provisions—Automatic Option Grant Program."

Stock Issuance Program

        Shares of Common Stock may be sold under the Stock Issuance Program at a price per share not less than the fair market value on the issuance date, payable in cash, by check or by means of a promissory note issued in favor of the Company where permitted by law. Shares may also be issued solely as a bonus for past services. No more than ten percent (10%) of the maximum number of shares which may be issued under the 1996 Plan may be issued pursuant to the Stock Issuance Program.

        The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the period of service with the Company or the attainment of performance goals. However, the Purchaser has full stockholder rights with respect to any shares of Common Stock issued under the Stock Issuance Program, whether or not the interest in those shares is vested. The Plan Administrator also has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1996 Plan.

        Upon cessation of service, any unvested shares of Common Stock issued under the Stock Issuance Program shall be immediately surrendered to the Corporation for cancellation. However, the Plan Administrator may, in its discretion, waive the surrender and cancellation of one or more unvested shares.

        For a description of the impact of a change of control of the Company on options granted under the Stock Issuance Program, please see "Description of the 1996 Stock Incentive Plan—Change of Control Provisions—Discretionary Option Grant and Stock Issuance Programs."

Change of Control Provisions

        Discretionary Option Grant and Stock Issuance Programs.    In the event that the Company is acquired by merger or asset sale, the vesting of each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation, including options held by the Company's executive officers, will automatically accelerate in full, and all unvested shares issued under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed in connection with such acquisition may, in the Plan Administrator's discretion, be subject to immediate acceleration of vesting, and any unvested shares which do not vest at the time of such acquisition may be subject to full and immediate vesting, in the event the individual's service with the successor entity is subsequently terminated within a specified period following the acquisition. In connection with a change in control of the Company other than by merger or asset sale (whether such change of control is by successful tender offer for more than 50% of the outstanding voting stock or a change in the majority of the Board by one or more contested elections for Board membership), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of vesting of outstanding options under the Discretionary Option Grant Program and the automatic vesting of all unvested shares issued under the Discretionary Option Grant and Stock Issuance Programs, with such acceleration of vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service. Any options accelerated upon termination within the designated period following the change in control remain exercisable for up to one year following the transaction.

        Automatic Option Grant Program.    The shares subject to each automatic option grant immediately vest in full upon:

  •
  An acquisition of the Company by merger or asset sale;

  •
  The successful completion of a tender offer for more than 50% of the Company's outstanding voting stock; or

  •
  A change in the majority of the Board effected through one or more proxy contests for Board membership.

        In addition, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each option granted under the Automatic Option Grant Program may be surrendered to the Company for a cash payment in an amount equal to (i) the excess of the greater of (A) the fair market value of the Common Stock on the date the option is surrendered, or (B) the highest price per share of Common Stock paid in connection with such tender offer over (ii) the per share exercise price multiplied by the number of shares subject to that option.

        The acceleration of vesting upon a change in the ownership or control of the Company may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Tax Election

        The Plan Administrator may provide one or more holders of non-statutory options or unvested shares (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Amendment and Termination

        The Board may amend or modify the 1996 Plan in any or all respects whatsoever, subject to any stockholder approval required under the 1996 Plan or applicable laws or regulations. The 1996 Plan requires the approval of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote for amendments to the 1996 Plan that take the following actions:

  •
  Materially modify the requirements for eligibility under the 1996 Plan;

  •
  Materially increase the number of shares of the Company's Common Stock which may be issued over the term of the 1996 Plan; or

  •
  Materially increase the benefits accruing to participants under the 1996 Plan.

        The Board may terminate the 1996 Plan at any time, and the 1996 Plan will terminate no later than December 31, 2005.

Summary of United Stated Federal Income Tax Consequences

        The following is only a brief summary of the United States federal income tax consequences to a United States taxpayer and the Company of an award granted under the 1996 Plan. This summary is not exhaustive and does not discuss the income tax laws of any municipality, state, or country other than the United States.

Option Grants

        Options granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory stock options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

        Incentive Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two (2) years after grant of the option and one (1) year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Currently, net capital gains on shares held more than twelve (12) months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the length of time the shares were held after exercise. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as any ordinary income recognized by the optionee.

        Non-Statutory Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by the Company's employee is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the length of time the shares were held after exercise. Currently, net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

Stock Appreciation Rights

        A recipient of a stock appreciation right does not recognize any taxable income at the time he or she is granted a stock appreciation right. A recipient of a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of any cash appreciation distribution. The Company will generally be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

Stock Issuance

        A recipient of a fully vested stock issuance will recognize income generally measured by the fair market value of the shares on the date of grant, less the purchase price paid (if any). A recipient of a stock issuance that is subject to a vesting schedule will not recognize any income at the time of grant unless he or she elects to be taxed at that time by filing a Section 83(b) election with the Internal Revenue Service within thirty (30) days of the issuance. Instead, the recipient of an unvested stock issuance will generally recognize income in an amount equal to the difference between the fair market value of the stock at the time of vesting and the amount paid for the stock, if any. Any taxable income recognized by a recipient who is also an employee in connection with a stock issuance will be subject to tax withholding by the Company. The Company will generally be entitled to an income tax deduction in the same amount as the ordinary income recognized by the recipient. Upon a disposition of such shares by the recipient, any gain or loss is treated as long-term or short-term capital gain or losses, depending on the length of time the recipient held the shares.

Deductibility of Executive Compensation

        The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

Participation in the 1996 Stock Incentive Plan

        The grant of awards under the 1996 Plan to employees, including the executive officers named in the Summary Compensation Table below, is subject to the discretion of the Plan Administrator. As of the date of this proxy statement, there has been no determination by the Plan Administrator with respect to future awards under the 1996 Plan. Accordingly, future awards are not determinable. The following table sets forth information with respect to the grant of options under the 1996 Plan to the executive officers named in the Summary Compensation Table below, to all current executive officers as a group, to all non-employee directors as a group and to all other employees as a group during the Company's last fiscal year:

Amended Plan Benefits
1996 Stock Incentive Plan

Name of Individual Or Identity of Group and Position	Number of Securities Underlying Options Granted	Weighted Average Exercise Price Per Share
Robert C. Hagerty Chairman of the Board of Directors, Chief Executive Officer and President	400,000	$9.87
Michael R. Kourey Senior Vice President, Finance and Administration, Chief Financial Officer, Secretary and Director	100,000	$10.10
Pierre-Francois Catte Senior Vice President, Corporate Operations	100,000	$10.10
Jules L. DeVigne former Executive Vice President and General Manager, Network Systems(1)	25,000	$10.10
Philip B. Keenan Senior Vice President and General Manager, Network Systems	150,000	$16.13
All current executive officers as a group (8 persons)	885,000	$12.05
All non-employee directors as a group	222,500	$19.32
All other employees (including all current officers who are not executive officers) as a group	2,788,880	$12.53

(1)
Mr. DeVigne retired as the Company's Executive Vice President and General Manager, Network Systems in March 2003, and remains with the Company in a part-time non-executive advisory position.

PROPOSAL THREE

APPROVAL OF AMENDMENTS TO THE 1996 STOCK INCENTIVE PLAN TO CHANGE THE AMOUNT AND CHARACTERISTICS OF OPTIONS GRANTED TO NON-EMPLOYEE MEMBERS OF THE BOARD OF DIRECTORS UNDER THE AUTOMATIC GRANT PROGRAM

        Since 1996, the Company has provided stock options as an incentive to non-employee members of its Board of Directors. In light of competition among companies for directors with appropriate experience, the purpose of this amendment to the 1996 Plan is to attract the best available personnel for service as outside directors of the Company and to provide additional incentive to the outside directors to encourage their continued service on the Board.

Proposed Amendments

        In September 2002, the Company's Board of Directors adopted, subject to stockholder approval, amendments to the Automatic Option Grant Program under the 1996 Plan to provide that (i) each non-employee director of the Company shall automatically be granted options to purchase 25,000 shares on the date of each annual meeting of the Company's stockholders, reducing the automatic option grants from their current level of 30,000 shares, and (ii) the options to purchase 25,000 shares of Common Stock automatically granted to non-employee directors of the Company on the date of each annual meeting of the Company's stockholders, shall vest and become exercisable on the first anniversary of the date of grant, subject to each non-employee director remaining a member of the Board on that date. Management believes that this amendment will ensure that the Company retains and continues to attract high-caliber members to its Board of Directors.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN TO CHANGE THE AMOUNT AND CHARACTERISTICS OF OPTIONS GRANTED TO NON-EMPLOYEE MEMBERS OF THE BOARD OF DIRECTORS UNDER THE AUTOMATIC GRANT PROGRAM.

Description of the 1996 Stock Incentive Plan

        For a description of the 1996 Plan, please see "Proposal Two—Approval of an Amendment to the 1996 Stock Incentive Plan to Increase the Number of Shares Reserved for Issuance Thereunder—Description of the 1996 Stock Incentive Plan," beginning on page 10.

PROPOSAL FOUR

APPROVAL OF AN AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN TO PERMIT THE COMPANY TO OFFER TO CANCEL EXISTING OPTIONS IN EXCHANGE FOR THE GRANT OF REPLACEMENT OPTIONS

        The 1996 Plan currently requires the Company to obtain stockholder approval if the Company wishes to offer to cancel currently outstanding options in exchange for the grant of new options at a lower exercise price. The Company is requesting its stockholders to approve an amendment to this provision of the 1996 Plan to provide for an exception to the stockholder approval requirement, permitting the Company to proceed with such an option exchange, as more fully discussed below. The amendment only contemplates this enumerated exchange of a specified number of options in order to retain and provide incentive to the Company's employees in light of recent adverse economic conditions. Any future exchanges undertaken by the Company would require prior stockholder approval.

        As discussed above, the Company considers stock options to be a critical component of employee compensation. Management believes that stock options provide incentive to its employees to promote increased stockholder value and are a major factor in the Company's ability to attract and retain key personnel responsible for the continued development and growth of the Company's business. In addition, stock options are considered a competitive necessity in the high technology industries in which the Company competes, particularly in the San Francisco Bay Area and Austin, Texas.

        Ongoing adverse economic conditions have had a negative effect on the high technology sector, including the markets in which the Company operates. As a result, the trading price of the common stock of many technology companies, including the Company, has declined. One consequence of this decrease in the Company's stock price is that many options currently held by employees were granted at an exercise price considerably higher than the current trading price of the Company's common stock. This substantial difference between the exercise price and the trading price has rendered these options without value in the current economic environment.

        In view of these concerns, the Company believes that the proposed exchange offer is critical to avoid the potential loss of a large number of key employees who hold options with an exercise price significantly higher than the current trading price of the Company's common stock. With a low likelihood of achieving gain from these "underwater" stock options, these key employees have an incentive to seek alternative employment with competitors of the Company and other technology companies with low current trading prices, and secure stock options at these other companies at an exercise price that is at current fair market value. We believe the loss of these key employees would have a detrimental impact on the Company's business.

Proposed Amendment

        As discussed above, the 1996 Plan currently prohibits the Company from repricing options in the absence of stockholder approval.

        For the reasons discussed above, in January of 2003, the Company's Board of Directors adopted, subject to the approval of the Company's stockholders, an amendment to the 1996 Plan that provides for a one-time exception to the stockholder approval requirement for repricing options, if such repricing is structured within the parameters described below. The amendment would permit the Company to commence the exchange offer as soon as practicable following the date of the Annual Meeting. The exchange offer would be made to holders of certain outstanding options to purchase a maximum aggregate of 7,000,000 shares of the Company's common stock, with a weighted average exercise price of $28.19 and a weighted average term of 6.96 years, on the terms listed below.

  •
  Executive Officers and Directors of the Company will not participate in this exchange offer.

  •
  Optionholders would be offered the opportunity to elect to cancel existing options with an exercise price per share of at least ten percent (10%) higher than the closing price of a share of the Company's Common Stock on the Nasdaq National Market on the trading day prior to the commencement of the exchange offer (the "Cancelled Options").

  •
  Optionholders would be able to exchange their existing options for the right to be granted replacement options to purchase the Company's common stock (the "Replacement Options"), at an exchange ratio of 0.80 replacement options for each existing option exchanged.

  •
  The Replacement Options would be granted no earlier than six months and one day following the cancellation of the Cancelled Options (the "New Grant Date"), at a price equal to the fair market value of the Company's common stock on the New Grant Date.

  •
  Each Replacement Option would have a term equal to the lesser of (i) the remaining term of the Cancelled Option, or (ii) five and one-half (5 1/2) years.

  •
  The vesting commencement date and vesting schedule for each Replacement Option will be the same as for the Cancelled Option that it replaces, subject to adjustment for any shares previously exercised, except that vesting will be suspended during the period between the cancellation date of the Cancelled Options and the New Grant Date. Consequently, each Replacement Option will vest in full six months later than the corresponding Cancelled Option.

  •
  Although vesting of the Replacement Options will continue on the New Grant Date, optionholders who receive Replacement Options will be prohibited from exercising those Replacement Options for an additional six months following the New Grant Date.

        For the precise text of the proposed amendment to the 1996 Plan described in this Proposal Four, please see "Text of Proposed Amendment to 1996 Plan," below.

        The Board of Directors believes that the exchange offer is in the best interests of the Company and its stockholders, in that (1) the Replacement Options will serve as an incentive to retain key employees, (2) issuing Replacement Options avoids the potential additional dilution to the Company's stockholders which could result from simply granting additional options to employees at the current market price of the Company's common stock, and (3) the exchange offer will be structured in such a way that the Company will avoid any variable accounting compensation charges against its earnings. Additionally, under the terms of the proposed amendment to the 1996 Plan, the Company's executive officers and directors will not participate in the exchange offer.

        In addition, the Company believes that the terms of the exchange offer enhance the retention value of the 1996 Plan through the most efficient and effective use of options granted under the plan, in that:

  •
  in the absence of the exchange offer, management believes it would have to issue a substantial number of new options to offset the underwater options;

  •
  the 0.80 to 1 exchange ratio will reduce the absolute number of shares issuable under outstanding options; and

  •
  the shorter term and extended vesting provisions of the Replacement Options ensures that the optionholder receives no benefit from a longer exercise period and enhances the retention value of the Replacement Options.

        In view of the benefits to the Company and its stockholders discussed above from an exchange of "underwater" employee options for options granted at the then fair market value of the Company's common stock, which is structured to have a value-for-value or better result to the Company, the Board of Directors believes that amending the 1996 Plan to permit the exchange offer is vital to the Company's retention of its key employees and its ongoing success.

Text of Proposed Amendment to 1996 Plan

        The following is the complete text of the proposed amendment to Article Two, Section IV of the 1996 Plan, which is entitled "Cancellation and Regrant of Options." The language of this Section proposed by this amendment, which describes the Exempt Repricing, is indicated in italics.

        "The Plan Administrator shall have the authority to effect, at any time, and from time to time, with the consent of the affected option holders the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date. However, any repricing of stock options, effected either by reducing the exercise price of outstanding options or canceling outstanding options and granting replacement options with a lower exercise price, shall require the approval of the holders of a majority of the Corporation's voting shares, with the sole exception of that certain exchange offer to be commenced as soon as is reasonably practicable following May 20, 2003, pursuant to which holders of options to purchase a maximum of 7,000,000 shares of the Corporation's Common Stock with an exercise price per share of at least ten percent (10%) higher than the closing price of a share of the Company's Common Stock on the Nasdaq National Market on the trading day prior to the commencement of the exchange offer, shall be offered the opportunity to elect to cancel such options (the "Cancelled Options"), in exchange for the grant of replacement options to purchase 0.80 shares of the Corporation's Common Stock for each share under the Cancelled Options (the "Replacement Options"), with such Replacement Options to be granted no less than six months and one day following the cancellation of the Cancelled Options, at a price equal to the fair market value of the Corporation's Common Stock on such date of grant (the "New Grant Date"). Each Replacement Option will have a term equal to the lesser of (i) the remaining term of the Cancelled Option, or (ii) five and one-half (5 1/2) years. The vesting commencement date and vesting schedule for each Replacement Option will be the same as for the Cancelled Option which it replaces, subject to adjustment for any shares previously exercised, except that vesting will be suspended during the period between the cancellation date of the Cancelled Options and the New Grant Date. Further, optionholders who receive Replacement Options will be prohibited from exercising those Replacement Options for an additional six months following the New Grant Date. Executive Officers and Directors of the Corporation shall not participate in this exchange offer, and this exchange offer will be structured so that the Corporation avoids incurring financial accounting charges."

Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE
1996 STOCK INCENTIVE PLAN TO PERMIT THE COMPANY TO OFFER TO CANCEL EXISTING
OPTIONS IN EXCHANGE FOR THE GRANT OF REPLACEMENT OPTIONS.

Description of the 1996 Stock Incentive Plan

        For a description of the 1996 Plan, please see "Proposal Two—Approval of an Amendment to the 1996 Stock Incentive Plan to Increase the Number of Shares Reserved for Issuance Thereunder—Description of the 1996 Stock Incentive Plan," beginning on page 10.

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected PricewaterhouseCoopers LLP as its independent accountants to audit the financial statements of the Company for the fiscal year ending December 31, 2003. PricewaterhouseCoopers LLP and its predecessor entities have audited the Company's financial statements since fiscal 1991. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS INDEPENDENT ACCOUNTANTS
FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER 31, 2003.

Audit and Non-Audit Fees

        The following table presents fees billed for professional audit services and other services rendered to the Company by PricewaterhouseCoopers, LLP for the years ended December 31, 2002 and December 31, 2001.

	2002	2001
	($ Thousands)
Audit Fees(1)	$1,000	$806
Audit-Related Fees(2)	478	809
Tax Fees(3)	916	1,326
All Other Fees(4)	85	93

Total	$2,479	$3,034

(1)
Audit Fees consisted of fees billed for professional services rendered for the audit of the Company's annual financial statements included in the Company's Annual Reports on Form 10-K and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q, as well as services that generally only the Company's independent auditor can reasonably provide, including sales order testing, statutory audits and services rendered in connection with securities exchange commission filings.

(2)
Audit-Related Fees consisted of fees billed for assurance and related services that are traditionally performed by the Company's independent auditor, including, in 2002, accounting research, review of the Company's internal controls, and services rendered in connection with mergers and acquisitions, and in 2001, accounting interpretations and services rendered in connection with mergers and acquisitions.

(3)
Tax Fees consisted of fees billed for tax compliance, consultation and planning services.

(4)
All Other Fees consisted of fees billed for legal and administrative services for certain of the Company's international subsidiaries.

        The Audit Committee has concluded that the provision of non-audit services is compatible with maintaining PricewaterhouseCoopers LLP's independence.

Policy for Audit Committee Pre-Approval of Services and Fees of the Company's Independent Auditor

        The Company's Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the Company's independent auditor. In connection with these responsibilities, in January 2003, the Company's Audit Committee adopted a policy for pre-approving the services and associated fees of the Company's independent auditor. Under this policy, the Audit Committee must pre-approve all services and associated fees provided to the Company by its independent auditor, with certain exceptions described in the policy. The Company's Policy for Pre-approving Services and Fees of the Company's Independent Auditor is included as Appendix B to this proxy statement.

MANAGEMENT

Ownership of Securities

        The table below shows the beneficial ownership of the Company's Common Stock as of April 4, 2003, for the following persons:

  •
  Each person (or group of affiliated persons) who is known by the Company to beneficially own 5% of the outstanding shares of the Company's Common Stock;

  •
  Each of the Company's non-employee directors;

  •
  Each of the Company's officers named in the Summary Compensation Table on page 27 of this Proxy Statement; and

  •
  All directors and executive officers of the Company as a group.

5% Stockholders, Directors and Officers(1)	Shares Beneficially Owned(2)	Percentage Beneficially Owned(2)
Principal Stockholders
Capital Group International, Inc. and Capital Guardian Trust Company(3)	13,344,410	13.5%
FMR Corp.(4)	11,779,316	11.9%
Mazama Capital Management, Inc.(5)	6,801,478	6.9%
Non-Employee Directors
Betsy S. Atkins(6)	82,032	*
John Seely Brown(7)	105,000	*
Durk I. Jager	—	—
John A. Kelley(8)	97,500	*
Stanley J. Meresman(9)	102,500	*
Thomas G. Stemberg	10,000	*
William A. Owens(10)	82,500	*
Named Executive Officers
Robert C. Hagerty(11)	771,320	*
Michael R. Kourey(12)	378,136	*
Pierre-Francois Catte(13)	74,999	*
Jules L. DeVigne(14)	324,187	*
Philip B. Keenan(15)	110,511	*
All directors and current executive officers as a group
(15 persons)(16)	2,044,534	2.0%

*
Less than 1%

(1)
Unless otherwise indicated in their respective footnote, the address for each listed stockholder is c/o Polycom, Inc., 4750 Willow Road, Pleasanton, California 94588.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 4, 2003, are deemed outstanding for purposes of computing the beneficial ownership of the person holding these options but are not deemed outstanding for purposes of computing the beneficial ownership of any other person.

Except
as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of ownership is based on 98,809,409 shares of the Company's Common Stock outstanding on April 4, 2003, and is calculated in accordance with the rules of the Commission.

(3)
The address of Capital Group International, Inc. and Capital Guardian Trust Company is 11100 Santa Monica Blvd., Los Angeles, CA 90025. This information was obtained from filings made with the Commission pursuant to Section 13(g) of the Exchange Act.

(4)
The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109. This information was obtained from filings made with the Commission pursuant to Section 13(g) of the Exchange Act.

(5)
The address of Mazama Capital Management, Inc. is One S.W. Columbia, Suite 1500, Portland, OR 97258. This information was obtained from filings made with the Commission pursuant to Section 13(g) of the Exchange Act.

(6)
Includes options held by Ms. Atkins to purchase 82,032 shares of Common Stock that are exercisable within sixty (60) days of April 4, 2003.

(7)
Includes options held by Dr. Brown to purchase 105,000 shares of Common Stock that are exercisable within sixty (60) days of April 4, 2003.

(8)
Includes options held by Mr. Kelley to purchase 97,500 shares of Common Stock that are exercisable within sixty (60) days of April 4, 2003.

(9)
Includes options held by Mr. Meresman to purchase 102,500 shares of Common Stock that are exercisable within sixty (60) days of April 4, 2003.

(10)
Includes options held by Mr. Owens to purchase 82,500 shares of Common Stock that are exercisable within sixty (60) days of April 4, 2003.

(11)
Includes options held by Mr. Hagerty to purchase 699,781 shares of Common Stock that are exercisable within sixty (60) days of April 4, 2003. Mr. Hagerty is also a director of the Company.

(12)
Includes options held by Mr. Kourey to purchase 313,979 shares of Common Stock that are exercisable within sixty (60) days of April 4, 2003. Mr. Kourey is also a director of the Company.

(13)
Includes options held by Mr. Catte to purchase 74,999 shares of Common Stock that are exercisable within sixty (60) days of April 4, 2003.

(14)
Includes options held by Mr. DeVigne to purchase 257,971 shares of Common Stock that are exercisable within sixty (60) days of April 4, 2003. Mr. DeVigne retired as the Company's Executive Vice President and General Manager, Network Systems in March 2003, and remains with the Company in a part-time non-executive advisory position.

(15)
Includes options held by Mr. Keenan to purchase 110,511 shares of Common Stock that are exercisable within sixty (60) days of April 4, 2003.

(16)
Includes options to purchase 1,896,717 shares of Common Stock that are exercisable within sixty (60) days of April 4, 2003. This number does not include shares beneficially owned by Jules L. DeVigne. Mr. DeVigne retired as the Company's Executive Vice President and General Manager, Network Systems in March 2003, and remains with the Company in a part-time non-executive advisory position.

Executive Officer Compensation

        The table below shows, for the Chief Executive Officer and each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning compensation paid for services to the Company in all capacities during the last three fiscal years. The individuals in the table are collectively referred to in this Proxy Statement as the "Named Executive Officers."

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Securities Underlying Options (#)	All Other Compensation ($)(3)
Robert C. Hagerty Chairman of the Board of Directors, Chief Executive Officer and President	2002 2001 2000	425,000 414,567 332,692	39,421 102,605 127,588	92,415 — —	400,000 250,000 —	30,721 25,656 16,164
Michael R. Kourey Senior Vice President, Finance and Administration, Chief Financial Officer, Secretary and Director	2002 2001 2000	340,000 322,452 273,077	25,399 63,846 72,502	— — —	100,000 225,000 50,000	30,096 32,404 15,919
Pierre-Francois Catte(4) Senior Vice President, Corporate Operations	2002 2001 2000	325,000 33,333 —	11,066 — —	— — —	100,000 200,000 —	7,706 1,161 —
Jules L. DeVigne(5) former Executive Vice President and General Manager, Network Systems	2002 2001 2000	325,000 297,452 —	21,243 32,289 —	— — —	25,000 200,000 —	12,260 8,868 —
Philip B. Keenan(6) Senior Vice President and General Manager, Network Systems	2002 2001 2000	310,000 176,667 —	71,603 98,665 —	— — —	150,000 150,000 —	15,592 10,536 —

(1)
Includes bonuses earned or accrued with respect to services rendered in the fiscal year indicated, whether or not such bonus was actually paid during such fiscal year.

(2)
For Mr. Hagerty, this amount includes the cost of a one-time fee for membership to a golf facility for business purposes in 2002.

(3)
Includes health, life, dental, vision and disability insurance premiums paid by the Company pursuant to employee benefit programs available to all employees. Also includes tax return preparation services and matching 401(k) plan contributions for 2000, 2001 and 2002.

(4)
Mr. Catte joined the Company in November 2001.

(5)
Mr. DeVigne joined the Company in February 2001. Mr. DeVigne retired as the Company's Executive Vice President and General Manager, Network Systems in March 2003, and remains with the Company in a part-time non-executive advisory position.

(6)
Mr. Keenan joined the Company in February 2001. For 2002, Mr. Keenan's bonus includes sales commissions in the amount of $46,563.

Option Grants in the Last Fiscal Year

        The table below shows, as to each of the Named Executive Officers, information concerning stock options granted during the fiscal year ended December 31, 2002. No stock appreciation rights were granted to any of the Named Executive Officers during this fiscal year.

Option Grants in Fiscal 2002

	Individual Grants
							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(5)
	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year(2)
Name				Exercise Price(3)		Expiration Date(4)
							5%	10%
Robert C. Hagerty	150,000 250,000	3.55 5.92	% %	$ $	10.10 9.74	07/09 10/09	616,757 991,188	1,437,306 2,309,889
Michael R. Kourey	100,000	2.37%			$10.10	07/09	411,171	958,204
Pierre-Francois Catte	100,000	2.37%			$10.10	07/09	411,171	958,204
Jules L. DeVigne	25,000	0.59%			$10.10	07/09	102,793	239,551
Philip B. Keenan	75,000 75,000	1.77 1.77	% %	$ $	22.16 10.10	02/09 07/09	676,601 308,379	1,576,768 718,653

(1)
All options in this table are incentive stock options to the extent permissible by IRS limitations with the remainder being non-statutory options, were granted under the 1996 Stock Incentive Plan, and have exercise prices equal to the fair market value on the date of grant. All of these options have seven year terms, subject to earlier termination upon the optionee's cessation of service. With the exception of the options granted to Mr. DeVigne, the vesting of which was accelerated in full in December 2002, all of these options vest over a four-year period at the rate of one-fourth of the shares subject to each option at the end of one year from the date of grant and 1/36th each month thereafter. The shares subject to each option will immediately vest in full in the event the Company is acquired by a merger or asset sale, unless the Company's repurchase right with respect to the unvested shares is to be assigned to the acquiring entity or the option is to be assumed by such entity.

(2)
The Company granted options to purchase a total of 4,226,020 shares of Common Stock under the 1996 Stock Incentive Plan and the 2001 Nonstatutory Stock Option Plan to employees in fiscal 2002.

(3)
The exercise price may be paid in cash or in shares of the Company's Common Stock valued at fair market value on the exercise date.

(4)
Options may terminate before their expiration upon the termination of the optionee's status as an employee, the optionee's death or disability or an acquisition of the Company.

(5)
Potential realizable value assumes that the stock price increases from the exercise price from the date of grant until the end of the option term of 7 years at the annual rates specified (5% and 10%). Annual compounding results in total appreciation of approximately 40.7% (at 5% per year) and 94.9% (at 10% per year). The assumed annual rates of appreciation are specified in Commission rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the projected value of an option.

Option Exercises and Holdings

        The table below shows, for each of the Named Executive Officers, certain information concerning stock options exercised during the fiscal year ended December 31, 2002, and the number of shares subject to exercisable stock options as of December 31, 2002. Also reported are values for "in-the-money" options that represent the positive spread between the exercise prices of each outstanding stock option and the fair market value of the Company's Common Stock as of December 31, 2002, the last trading day of fiscal 2002, which was $9.52 per share.

Aggregated Option Exercises in Fiscal 2002 and Fiscal 2002 Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal year End		Value of Unexercised In-The Money Options at Fiscal Year End
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert C. Hagerty	58,862	1,222,433	625,408	616,042	1,272,922	45,545
Michael R. Kourey	111,000	1,723,209	285,334	257,812	131,349	—
Pierre-Francois Catte	—	—	54,167	245,833	—	—
Jules L. DeVigne	—	—	257,971	18,751	31,264	—
Philip B. Keenan	—	—	74,221	245,415	37,764	—

Report of the Compensation Committee of the Board of Directors

        The Compensation Committee of the Board of Directors consists of directors Betsy S. Atkins, John Seely Brown and, since January 2002, Thomas G. Stemberg, none of whom is an employee or officer of the Company. The Compensation Committee of the Board of Directors sets the compensation of the Chief Executive Officer and the other executive officers and key employees, subject to ratification by the Board. The Compensation Committee also administers the Company's 1996 Stock Incentive Plan and approves stock option grants for all executive officers and other key employees.

General Compensation Policy

        The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for the Company's executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of overall financial results, individual contributions and a measure of customer satisfaction. Within this overall philosophy, the Committee's objectives are to:

  •
  Offer a total compensation program that takes into consideration the compensation practices of a specifically identified peer group of companies and other selected competitors of the Company for executive talent;

  •
  Provide annual variable incentive awards that take into account the Company's overall financial performance relative to corporate objectives and the performance of the peer group companies and that are also based on individual contributions; and

  •
  Align the financial interests of executive officers with those of the Company's stockholders by providing significant equity-based, long-term incentives.

Compensation Process and Components

        The Committee determines the compensation levels for the executive officers with the assistance of the Company's Human Resources Department, utilizing executive compensation data drawn from a nationally recognized survey of similarly sized peer technology companies (the "Peer Companies"). A significant number of these Peer Companies are listed in the Morgan Stanley Technology Index, which is included in the Performance Graph for this Proxy Statement. See "Comparison of Stockholder Return" in this Proxy Statement for the Performance Graph. Certain companies not included in this index were also taken into account as Peer Companies because the Company competes for executive talent with those firms. The positions of the Company's Chief Executive Officer and other executive officers were compared with those of their counterparts at the Peer Companies, and the market compensation levels for comparable positions were examined to determine base salary, target incentives and total cash compensation. In addition, these Peer Companies' practices concerning stock option grants were reviewed and compared.

        The three major components of the Company's executive officer compensation are:

  •
  Base salary;

  •
  Variable incentive awards; and

  •
  Long-term equity-based incentive awards.

        Base Salary.    The base salary for each executive officer is determined at levels considered appropriate for comparable positions at the Peer Companies.

        Variable Incentive Awards.    To reinforce the importance of Company goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The annual incentive pool set aside for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the beginning of the fiscal year and a range for the executive's contribution. The incentive plan requires a threshold level of Company performance based on both revenue and profit before interest and taxes that must be attained before any incentives are awarded. Once the fiscal year's threshold is reached, specific formulas are in place to calculate the actual incentive payment for each officer. A target is set for each executive officer based on targets for comparable positions at the Peer Companies.

        Long-Term, Equity-Based Incentive Awards.    The goal of the Company's long-term equity-based incentive awards is to align the interests of executive officers with the Company's stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions with the Peer Companies, and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals at the Committee's discretion.

        During fiscal 2002, the Committee made option grants to Messrs. Hagerty, Kourey, Catte, DeVigne, and Keenan under the Company's 1996 Stock Incentive Plan. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. Subject to certain exceptions, each option granted under the 1996 Stock Incentive Plan vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return only if the officer remains with the Company and only if the market price appreciates over the option term.

        Chief Executive Officer Compensation.    The annual base salary for Mr. Hagerty for the 2002 fiscal year was based on an evaluation of his personal performance and the salary levels paid to chief executive officers of the Peer Companies. Mr. Hagerty's 2002 fiscal year incentive compensation was based on the actual financial performance of the Company relative to corporate objectives. Mr. Hagerty's incentive compensation provided no dollar guarantees.

        Compliance with Internal Revenue Code Section 162(m).    As a result of Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a Federal income tax deduction for compensation paid to certain officers to the extent that compensation exceeds one million dollars per officer in any one year. This limitation will apply to all compensation which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation.

        The cash compensation paid to the Company's executive officers during fiscal 2002 did not exceed the one million dollar limit per officer, nor is the cash compensation to be paid to the Company's executive officers for the 2003 fiscal year expected to reach that level. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the one million dollar limitation, the Committee has decided not to take any action at this time to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the one million dollar level.

        Respectfully submitted by the members of the Compensation Committee of the Board of Directors.

                      Betsy S. Atkins
                      John Seely Brown
                      Thomas G. Stemberg

Compensation Committee Interlocks and Insider Participation

        The Company's Compensation Committee was formed in January 1995 and is currently composed of Ms. Atkins, Mr. Brown and Mr. Stemberg. No interlocking relationships exist between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

Equity Compensation Plan Information

        The following table summarizes the number of outstanding options granted to employees and directors, as well as the number of securities remaining available for future issuance, under the Company's equity compensation plans as of December 31, 2002.

			(c)
	(a)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	Number of securities to be issued upon exercise of outstanding options, warrants and rights
		(b)
Plan category		Weighted-average exercise price of outstanding options, warrants and rights
Equity compensation plans approved by security holders(1)	14,850,127	$22.06	2,975,522	(2)
Equity compensation plans not approved by security holders(3)	482,771	$15.30	267,229

Total	15,332,898	$21.85	3,242,751

(1)
Included in these amounts are 2,177,830 shares available to be issued upon exercise of outstanding options with a weighted-average exercise price of $23.83 related to equity compensation plans assumed in connection with previous business mergers and acquisitions.

(2)
Included in this amount are 1,203,086 shares available for future issuance under the Employee Stock Purchase Plan. Excluded from this amount are the 1,900,000 shares subject to stockholder approval at the 2003 Annual Meeting.

(3)
Amounts correspond to the Company's 2001 Plan, which is not subject to shareholder approval. A description of the 2001 Plan follows below.

        In 2001, the Board of Directors reserved 750,000 shares of common stock under the 2001 Plan for issuance of nonqualified stock options to employees of acquired companies and foreign-based employees ineligible for incentive stock options. Under the terms of the 2001 Plan, options may be granted at prices not lower than fair market value at date of grant as determined by the Board of Directors. Generally, options granted under the 2001 Plan expire seven years from the date of grant and are only exercisable upon vesting. Options granted under the 2001 Plan generally vest over a four-year period at the rate of one-fourth of the shares subject to the option at the end of one year from the date of grant and 1/36th each month thereafter. Upon cessation of service to the Company, the optionee will generally have a limited period of time in which to exercise his or her outstanding options that are vested at that time; however, in the event of an optionee's death or disability, the optionee will generally have 12 months to exercise vested outstanding options. In the event that the Company is acquired by merger or asset sale, the vesting of each outstanding option under the 2001 Plan which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares will immediately vest. The Board of Directors generally is authorized to amend, alter, suspend or terminate the 2001 Plan at any time, but no amendment, alteration, suspension or termination of the 2001 Plan may adversely affect any option previously granted under the plan without the written consent of the optionee.

Employment Contracts, Change of Control Arrangements and Certain Transactions

1996 Stock Incentive Plan

        The options to purchase shares of the Company's Common Stock held by the Named Executive Officers and the Company's non-employee directors were granted under the 1996 Plan. For a description of the change of control provisions affecting those options, see "Description of the 1996 Stock Incentive Plan—Change of Control Provisions" in this proxy statement.

Arrangements with Jules L. DeVigne

        In December 2002, Jules L. DeVigne entered into an arrangement with the Company whereby he assumed a part-time non-executive advisory position with the Company following his retirement as the Company's Executive Vice President and General Manager, Network Systems in March 2003. Under the terms of this arrangement, Mr. DeVigne receives salary of $10,000 per month and standard Company employee health benefits in his new position. Also in connection with this arrangement, in December 2002 the Compensation Committee of the Board of Directors approved the acceleration of the vesting of outstanding options to purchase 68,750 shares for Mr. DeVigne.

        The Company had an agreement with Mr. DeVigne to pay him severance in the event he was terminated without cause. The amount of such severance payments would have equaled $16,667 per month for a period of six to nine months following such termination without cause. This agreement was superseded by the arrangement discussed in the paragraph above.

Management Change of Control Severance Agreements

        In March 2001, the Board of Directors authorized the Company to enter into Change of Control Severance Agreements with the Company's senior executive officers in an effort to ensure the continued service of the Company's key executives in the event of a future change of control event. Under the terms of these agreements, if, within eighteen (18) months of a Change of Control (as defined below), an executive officer who is a party to one of these agreements is involuntarily terminated other than for cause or voluntarily terminates his or her employment for good reason, he or she will receive:

  •
  A lump-sum payment equal to 100% of annual base salary and target bonus, (for the Chief Executive Officer and Chief Financial Officer, the payment is equal to 200% of annual base salary and target bonus);

  •
  Continued coverage of employee benefits until the earlier of one year from the date of termination (for the Chief Executive Officer and Chief Financial Officer, coverage of such benefits extends until eighteen (18) months from termination) or when he or she begins receiving comparable benefits from another employer; and

  •
  The acceleration in full of such executive officer's stock options.

        If such executive officer's employment is terminated for any other reason, he or she will receive severance or other benefits only to the extent he or she would be entitled to receive those benefits under the Company's then-existing severance or benefit plans or pursuant to any other written agreement. Under the terms of the Change of Control Severance Agreements, each senior executive officer, including the Chief Executive Officer and Chief Financial Officer, is obligated to remain with the Company for six months following a Change of Control, subject to certain limitations.

        For the Company's Chief Executive Officer and Chief Financial Officer, if the benefits provided under the agreement constitute parachute payments under Section 280G of the Internal Revenue Code and are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then such officers shall receive:

  •
  A payment sufficient to pay such excise tax; and

  •
  An additional payment sufficient to pay the taxes arising as a result of such tax.

        As defined in the Change of Control Severance Agreements, a "Change of Control" means:

  •
  The acquisition by any person of 50% or more of the total voting power of the Company's then outstanding voting securities;

  •
  A change in the composition of the Board of Directors during any two-year period, such that a majority consists of persons who are not either directors who were in office when the agreement was entered into or whose nominations were approved by a majority of the directors who were in office at the time of such nomination;

  •
  The consummation of a merger or consolidation involving the Company where the outstanding securities of the Company immediately prior to the merger or consolidation no longer represent at least 50% of the voting power of the surviving entity immediately after such merger or consolidation; or

  •
  The consummation of the sale or disposition of all or substantially all of the Company's assets.

Rule 10b5-1 Plan

        In accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in October 2000, Michael R. Kourey established a written plan which provides for the exercise of options to purchase common stock of the Company held by Mr. Kourey and the automatic sale of a specified number of the underlying shares of common stock in accordance with the guidelines of the written plan. Mr. Kourey terminated his Rule 10b5-1 Plan in October 2002, and, as of the date of this proxy statement, has not sold any shares since such date.

Compensation Arrangements with Robert C. Hagerty and Philip B. Keenan

        In fiscal 2001, the Compensation Committee of the Board of Directors of the Company approved a loan of up to $2,000,000 to Robert C. Hagerty, the Company's Chief Executive Officer, as well as a retention bonus agreement with Mr. Hagerty. This compensation arrangement was subsequently ratified by a unanimous vote of the Company's Board of Directors, except for Mr. Hagerty, who abstained from voting. This arrangement was rescinded by the Board of Directors in August 2002, without ever having gone into effect.

        In February 2002, the Compensation Committee approved a relocation loan of $1,000,000 to Philip B. Keenan, the Company's Senior Vice President and General Manager, Network Systems. This relocation loan was subsequently ratified by a unanimous vote of the Company's Board of Directors. The relocation loan was rescinded by the Board of Directors in August 2002, without having gone into effect.

Comparison of Stockholder Return

        The stock price performance graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment dividends) of the Company's Common Stock with the cumulative total returns of the Nasdaq National Stock Market Index, the Morgan Stanley Technology Index, and the JP Morgan H&Q Technology Index. The performance graph covers the period from December 31, 1996, through the fiscal year ended December 31, 2002.

        In previous years, the Company has compared the performance of its Common Stock in its performance graph against the JP Morgan H&Q Technology Index. Beginning March 2002, this index was no longer published. Therefore, the Company has selected a new index, the Morgan Stanley Technology Index, to use in the performance graph. As a result, as required by applicable Commission rules, the performance graph depicted below shows a comparison of cumulative total return for the Company's Common Stock with the cumulative total returns of both the Morgan Stanley Technology Index (the new index selected by the Company), and the JP Morgan H&Q Technology Index through March 2002, when it ceased being published.

        The graph assumes that $100 was invested on December 31, 1996, in the Company's Common Stock and in each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

Company Stock Price Performance Graph(1)

(1)
The stock price performance shown on the graph is not indicative of future price performance. Information used on the graph was obtained from sources believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

AUDIT COMMITTEE REPORT

        The management of the Company is responsible for establishing and maintaining internal controls and for preparing the Company's consolidated financial statements. The independent auditors are responsible for auditing the financial statements. It is the responsibility of the Audit Committee to oversee these activities.

        The Audit Committee has:

  •
  Reviewed and discussed the audited financial statements with management;

  •
  Discussed with PricewaterhouseCoopers LLP, its independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61; and

  •
  Received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, and has discussed PricewaterhouseCoopers LLP's independence with them.

        Based upon these discussions and review, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Polycom's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and filed with the Securities and Exchange Commission.

        The Audit Committee is composed of directors John A. Kelley, Stanley J. Meresman, William A. Owens, and, since January 2003, Durk Jager, each of whom is an independent director as defined in Rule 4200(a)(14) of the Nasdaq Stock Market, Inc. listing standards.

        The written charter of the Audit Committee, originally adopted in January 1995, has been periodically revised and amended by the Committee. The Audit Committee Charter currently in effect is included as Appendix A to this proxy statement.

        Respectfully submitted by the members of the Audit Committee of the Board of Directors

                      Stanley J. Meresman
                      Durk I. Jager
                      John A. Kelley

                      William A. Owens

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16 of the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report initial ownership of the Company's Common Stock and any subsequent changes in ownership to the Commission. Specific due dates have been established by the Commission, and the Company is required to disclose in this Proxy Statement any failure to file required ownership reports by these dates. Based solely upon the copies of Section 16(a) reports that the Company received from such persons for their 2002 fiscal year transactions, and the written representations received from certain of such persons that no reports were required to be filed for them for the 2002 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors and 10% beneficial owners for such fiscal year, with the exception of Kathleen M. Crusco, who filed a late Form 3 in September 2002.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

        Stockholders are entitled to present proposals for action at an annual meeting of the Company's stockholders if they comply with the requirements of the proxy rules promulgated by the Commission and the Company's Bylaws. In accordance with these requirements, proposals which stockholders of the Company intend to be included in the proxy statement and proxy card for the Company's 2004 Annual Meeting of Stockholders must be received by the Company no later than December 20, 2003, in order to be considered for inclusion in such proxy materials. In addition, the Company's Bylaws require a stockholder who intends to present a proposal at the Company's 2004 Annual Meeting of Stockholders without inclusion of the proposal in the Company's proxy materials to provide written notice of such proposal to the Company's Secretary no later than December 20, 2003. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the preceding requirements and other requirements of the proxy rules promulgated by the Commission. In order to avoid any dispute as to the date on which a proposal was received by the Company, the Company suggests that proponents submit their proposals by certified mail, return receipt requested.

OTHER MATTERS

        The Company knows of no other matters to be submitted at the 2003 Annual Meeting. If any other matters properly come before the 2003 Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

        It is important that your shares are represented at the meeting, regardless of the number of shares that you own. We therefore urge you to execute and return the accompanying proxy card in the envelope that has been enclosed for your convenience.

                      THE BOARD OF DIRECTORS

Pleasanton, California
April 18, 2003

Appendix A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
POLYCOM, INC.

1.    PURPOSE

        The purpose of the Audit Committee of the Board of Directors of Polycom, Inc. (the "Company") shall be to:

  •
  provide oversight of the Company's accounting and financial reporting processes and the audit of the Company's financial statements;

  •
  assist the Board of Directors in oversight of (1) the integrity of the Company's financial statements, (2) the Company's internal accounting and financial controls, (3) the Company's compliance with legal and regulatory requirements, (4) the organization and performance of Company's internal audit function, and (5) the independent auditor's qualifications, independence and performance; and

  •
  provide to the Board of Directors such information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

        In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

2.    MEMBERSHIP AND ORGANIZATION

        Composition.    The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the NASDAQ and the SEC):

  •
  each member will be an independent director in accordance with (i) the Audit Committee requirements of the Nasdaq Stock Market, Inc. Marketplace Rules (the "Nasdaq Rules") and (ii) the rules of the SEC;

  •
  each member will be able to read and understand fundamental financial statements, in accordance with the Audit Committee requirements of the Nasdaq Rules;

  •
  at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities; and

  •
  at least one member will be an "audit committee financial expert" as defined in the rules of the SEC.

        Meetings.    The Audit Committee will meet at least each fiscal quarter. The Audit Committee may establish its own meeting schedule, which it will provide to the Board of Directors. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company, at such times as it deems appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, and with the Company's

Vice President, Internal Audit, at such times as it deems appropriate, but not less than quarterly. The Audit Committee may meet with any person in execution session.

        Except as the Audit Committee may otherwise decide in its discretion, Audit Committee meetings will normally be attended by the Company's Chief Financial Officer, Controller, Treasurer, Internal Auditor and General Counsel and a representative of the company's independent accountants and outside legal counsel.

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

        Compensation.    Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

3.    RESPONSIBILITIES AND DUTIES

        The responsibilities and duties of the Audit Committee shall include:

Review Procedures

  •
  reviewing the reports of management, internal audit and the independent auditors concerning the design, implementation and maintenance of the Company's internal controls and procedures for financial reporting, including reviewing before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

  •
  reviewing and providing guidance with respect to the external audit by (i) reviewing the independent auditors' proposed audit scope and approach, (ii) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies, disagreements with management and any other relevant matters, (iii) review with the independent auditors the Company's critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the treatment recommended by the independent auditors, and other material written communications between the independent auditors and management, and (iv) reviewing reports submitted to the audit committee by the independent auditors in accordance with applicable SEC requirements;

  •
  reviewing and approving the annual internal audit project plan and any proposed changes and reviewing periodic reports summarizing results of the internal audit projects;

  •
  reviewing the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

  •
  directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  •
  conducting a post-audit review of the financial statements and audit findings, including any suggestions for improvements provided to management by the independent auditors, and management's response to such suggestions;

  •
  reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

  •
  providing oversight and review at least annually of the Company's risk management policies, including its investment policies;

  •
  reviewing and approving in advance any proposed related party transactions;

  •
  reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements; and

  •
  reviewing its own charter and processes.

Independent Auditors

  •
  appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

  •
  reviewing the independence of the outside auditors, including (i) obtaining on a periodic basis a written statement from the independent auditors regarding relationships and services with the Company that may impact independence, as defined by applicable standards and SEC requirements, (ii) presenting this statement to the Board, and (iii) to the extent there are relationships, monitoring and investigating them; and

  •
  pre-approving audit and permissible non-audit services provided to the Company by the independent auditors, except where pre-approval is not required because such non-audit services are de minimis under the rules of the SEC, in which case subsequent approval may be obtained. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

Regulatory Compliance and Other Matters

  •
  overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

  •
  reviewing management's monitoring of compliance with the Foreign Corrupt Practices Act;

  •
  reviewing, approving and monitoring the Company's code of ethics for its principal executive and senior financial officers;

  •
  providing a report for inclusion in the Company's proxy statement in accordance with the rules and regulations of the SEC; and

  •
  establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        In addition, the Audit Committee may retain, as appropriate, outside legal, accounting or other advisors to advise or assist the Audit Committee in the performance of any of the responsibilities and duties set forth above.

Appendix B

Polycom, Inc.

Policy For Preapproving Services and Fees of the Company's
Independent Auditor

Scope:

        This document describes the process under which Polycom's Audit Committee will approve all audit and non-audit services of its independent auditor.

Process:

        Polycom's Audit Committee must preapprove all services and associated fees provided to Polycom by the company's independent auditor. In evaluating services associated with this preapproval process, the following guidelines will be used to avoid situations that will affect the independence of Polycom's independent auditor:

  •
  Polycom's auditor cannot audit his or her own work;

  •
  Polycom's auditor cannot function as a part of management; and

  •
  Polycom's auditor cannot serve in an advocacy role for Polycom.

        Consistent with the current proposed rules from the United States Securities and Exchange Commission (SEC), proposed services provided by Polycom's auditor will be evaluated by grouping the services fees under one of the following four categories: (1) Audit Service Fees, (2) Audit-Related Service Fees, (3) Tax Service Fees, and (4) All Other Service Fees. For purposes of assigning proposed services into one of these categories, the following definitions are provided:

  (1)
  Audit Services are services necessary only to complete the basic audit, sign the audit opinion and perform the required quarterly reviews. This category is intended to include those services specifically required under United States Generally Accepted Auditing Standards. This category would also include services that generally only the auditor can reasonably provide such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. This work is typically done by the audit engagement team.

  (2)
  Audit-Related Services are assurance and related services that are traditionally performed by the independent auditor. These services would include employees benefit plan audits, due diligence related to mergers and acquisitions, accounting assistance and audits in connection with proposed or consummated acquisitions, internal control reviews and associated recommendations for improvement, and consultations concerning financial accounting and reporting standards and implications on Polycom.

  (3)
  Tax Services would include tax compliance, consultation and planning services provided by the professional staff in the independent auditor's tax division. Tax compliance services generally involve preparation of original and amended tax returns, claims for refund and tax payment-planning services. Tax consultation and tax planning services encompass a diverse range of services and generally include assistance and representation in connection with tax audits and appeals, tax advice related to mergers and acquisitions, employee benefit plans, requests for rulings or technical advice from taxing authorities and assistance with collecting data for tax audits.

  (4)
  All Other Services would include services that do not fit into the definitions of the three previous categories.

        All proposed services to be performed by the independent auditors shall be discussed and approved at audit committee meetings for which there is a quorum of audit committee members. The audit committee will delegate to one audit committee member the authority to preapprove a service provided by Polycom's independent auditor for cases where there is a need to get preapproval on a time urgent basis. In cases where the delegate preapproves a service provided by the independent auditor, this service must still be discussed and ratified at the next audit committee meeting. In all cases where approval is sought, the audit committee shall have available a schedule of fees approved to date by category for the current and prior years for reference. Approval shall be documented either by signature on a hard copy document or by an email.

Prohibited Services

        The following services are considered to be in conflict with the three guidelines listed above and, therefore, will not be provided by Polycom's auditor:

  •
  bookkeeping or other services related to the accounting records or financial statements of Polycom;

  •
  financial information systems design and implementation;

  •
  appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

  •
  actuarial services;

  •
  internal audit outsourcing services;

  •
  management functions or human resources;

  •
  broker or dealer, investment adviser, or investment banking services;

  •
  legal services and expert services unrelated to the audit; and

  •
  any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

        In addition, Polycom will not engage such independent auditor to perform services that fall within the All Other Services category if, by performing this service, the auditor's independence is impaired or creates a conflict with the guidelines specified above. Hence, it is Polycom's desire to eliminate or minimize engaging its independent auditors to perform services for Polycom that fall within the All Other Services category. Polycom may also be prohibited from using the company's independent auditor for any service as resolved by the audit committee.

        Note: An exemption may be granted by the PCAOB for Polycom's independent auditor to provide the exempted services listed above as allowed by Section 10A of the Securities Exchange Act of 1934, as amended by Section 201 of the Sarbanes-Oxley Act of 2002.

Discussion Schedule

        The following schedule sets the Audit Committee meeting date in which certain specified services performed by the independent auditor shall be discussed:

Service	Category	Meeting Date
Annual audit of the current year's financial statements	Audit	October
Quarterly reviews for the upcoming year	Audit	January
Sales order testing for the upcoming year	Audit	January
Statutory audits for the prior year's statutory financial statements	Audit	January
Estimated consultation concerning financial accounting and reporting standards	Audit-Related	January
Domestic and international tax compliance services (VAT, GST, etc.)	Tax	January
Estimated tax consultation services	Tax	January

        Updates to the timing and fees of these proposed services will be discussed at the subsequent audit committee meetings. All other services will be scheduled on an as-needed basis.

Reporting

        Management shall provide the Audit Committee with quarterly reports of all service fees by category incurred from Polycom's independent auditor during the current fiscal year together with forecasts of additional services anticipated during the remainder of the year. These current year figures shall be shown with comparable figures for the prior year for reference.

De Minimus Exception

        From time to time, Polycom's independent auditor may be engaged to perform services for the Company on a time urgent basis. For this purpose, the Audit Committee preapproves services to be performed by the independent auditor up to $50,000 so long as Polycom's management has determined that the service would not be prohibited by the guidelines of this policy. This service should then be presented to the Audit Committee at the next scheduled Audit Committee meeting for approval.

Review:

        Polycom shall review this process regularly to ensure it is consistent with current legislation and rules of the SEC.

Appendix C

POLYCOM, INC. 1996 STOCK INCENTIVE PLAN

(AS AMENDED THROUGH AUGUST 1, 2002)

The following constitute the provisions of the 1996 Stock Incentive Plan (herein called the “Plan”) of Polycom, Inc. (herein called the “Corporation”).

ARTICLE ONE

GENERAL PROVISIONS

I.              PURPOSE OF THE PLAN

This 1996 Stock Incentive Plan is intended to promote the interests of Polycom, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.            STRUCTURE OF THE PLAN

A.    The Plan shall be divided into three (3) separate equity programs:

(i)    the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

(ii)   the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

(iii)  the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

B.    The Discretionary Option Grant and Stock Issuance Programs became effective immediately upon the Plan Effective Date, and the Automatic Option Grant Program became effective upon the Underwriting Date.

C.    The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.           ADMINISTRATION OF THE PLAN

A.    Prior to the Section 12(g) Registration Date, the Discretionary Option Grant and Stock Issuance Programs were administered by the Board. Beginning with the Section 12(g) Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

B.    Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are also Employees.

C.    Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

D.    Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any stock option or stock issuance thereunder.

E.     Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

F.     Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

IV.           ELIGIBILITY

A.    The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(i)    Employees,

(ii)   non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii)  consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.    Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

C.    The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

D.    The individuals eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Underwriting Date, (ii) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (iii) those individuals who continue to serve as non-employee Board members through one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member shall not be eligible to receive an initial option grant under the Automatic Option Grant Program on the Underwriting

Date if such individual has previously been in the employ of the Corporation (or any Parent or Subsidiary) or has otherwise received a prior stock option grant from the Corporation. A non-employee Board member who first joins the Board after the Underwriting Date shall not be eligible to receive an initial option grant under the Automatic Option Grant Program if such individual has previously been in the employ of the Corporation (or any Parent or Subsidiary). Non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have previously received a stock option grant from the Corporation shall, however, be eligible to receive one or more annual option grants under the Automatic Option Grant Program over their period of continued Board service.

V.            STOCK SUBJECT TO THE PLAN

A.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed approximately 21,250,000 shares.

B.    No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 600,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1996 calendar year.

C.    No more than ten percent (10%) of the maximum number of shares which may be issued under the Plan may be issued pursuant to the Stock Issuance Program.

D.    Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. In addition, any unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

E.     Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be made subsequently per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.              OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.    EXERCISE PRICE.

(i)    The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

(ii)   The exercise price shall become immediately due upon exercise of  the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

(iii)  cash or check made payable to the Corporation,

(iv)  shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(v)   to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.    EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of seven (7) years measured from the option grant date.

C.    EFFECT OF TERMINATION OF SERVICE.

(i)    The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(1)   Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.
(2)   Any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.

(3)   During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.
(4)   Should the Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

(ii)   The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(1)   extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration date of the option term, and/or
(2)   permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D.    STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.     REPURCHASE RIGHTS.  The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.     LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death.  However, Non-Statutory Options may, in connection with the Optionee’s estate plan, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members; provided, however, that unless the Plan Administrator determines otherwise in a stock option agreement, Non-Statutory Options provided to Optionees employed by the Company’s European subsidiaries are not so transferable.  The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.            INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

A.    ELIGIBILITY. Incentive Options may only be granted to Employees.

B.    DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

C.    10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.           CORPORATE TRANSACTION/CHANGE IN CONTROL

A.    In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option.

B.    All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

C.    The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed (or those repurchase rights are to be assigned) in the Corporate Transaction.

D.    Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

E.     Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

F.     The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in whole or in part should the Optionee’s Service subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

G.    The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in whole or in part should the Optionee’s Service subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

H.    The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

I.      The grant of options under the Discretionary Option Grant Program  shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.           CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time, and from time to time, with the consent of the affected option holders the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.  However, any repricing of stock options, effected either by reducing the exercise price of outstanding options or canceling outstanding options and granting replacement options with a lower exercise price, shall require the approval of the holders of a majority of the Corporation’s voting shares, with the sole exception of that certain exchange offer to be commenced as soon as is reasonably practicable following May 17, 2001, pursuant to which holders of options to purchase a maximum of 6,500,000 shares of the Corporation’s Common Stock, shall be offered the opportunity to elect to cancel such options (the “Cancelled Options”), in exchange for the grant of replacement options to purchase 0.85 shares of the Corporation’s Common Stock for each share under the Cancelled Options (the “Replacement Options”), with such Replacement Options to be granted no less than six months and one day following the cancellation of the Cancelled Options, at a price equal to the fair market value of the Corporation’s Common Stock on such date of grant. Each Replacement Option will have a term equal to the lesser of (i) the remaining term of the Cancelled Option, or (ii) seven (7) years. The vesting commencement date and vesting schedule for each Replacement Option will be the same as for the Cancelled Option which it replaces, subject to adjustment for any shares previously exercised. Executive Officers and Directors of the Corporation shall not participate in this exchange offer, and this exchange offer will be structured so that the Corporation avoids incurring financial accounting charges.

V.            STOCK APPRECIATION RIGHTS

A.    The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

B.    The following terms shall govern the grant and exercise of tandem stock appreciation rights:

(i)    One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the

Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

(ii)   No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

(iii)  If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

C.    The following terms shall govern the grant and exercise of limited stock appreciation rights:

(i)    One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

(ii)   Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

(iii)  The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.C.  No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

(iv)  The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.              STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A.    PURCHASE PRICE.

(i)    The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

(ii)   Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(1)   cash or check made payable to the Corporation, or
(2)   past services rendered to the Corporation (or any Parent or Subsidiary).

B.    VESTING PROVISIONS.

(i)    Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

(1)   the Service period to be completed by the Participant or the performance objectives to be attained,
(2)   the number of installments in which the shares are to vest,
(3)   the interval or intervals (if any) which are to lapse between installments, and
(4)   the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

(ii)   Any new, substituted or additional securities or other property including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

(iii)  The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

(iv)  Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

(v)   The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.            CORPORATE TRANSACTION/CHANGE IN CONTROL

A.    All of the Corporation’s outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

B.    The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

C.    The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control.

III.           SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

AUTOMATIC OPTION GRANT PROGRAM

I.              OPTION TERMS

A.    GRANT DATES. Option grants shall be made on the dates specified below:

(i)    On the date of each Annual Stockholders Meeting held after October 26, 1999, each non-employee member of the Board who is to continue to serve on the Board (an “Eligible Director”), whether or not that Eligible Director is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase an amount equal to 30,000 shares of Common Stock.  There shall be no limit on the number of such option grants any one Eligible Director may receive over his or her period of Board service, and Eligible Directors who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received a stock option grant from the Corporation shall be eligible to receive such option grants over their period of continued Board service.  Each individual serving as a non-employee Board member shall, upon the date such individual joins the Board of Directors, be automatically granted on such date a non-statutory option to purchase 30,000 shares if joining between January 27, 1999 and May 17, 2001 or 60,000 shares if joining on or after May 17, 2001 (a “Primary Grant”), provided such individual (i) had not previously been in the employ of the Corporation (or any parent or Subsidiary) and (ii) had not otherwise received a prior stock option grant from the Corporation.

(ii)   Each Eligible Director on October 26, 1999 shall automatically be granted a Non-Statutory Option to purchase a number of shares of Common Stock equal to (x) 30,000 minus (y) the number of shares of Common Stock Options granted to such individual since the prior Annual Stockholders Meeting and including the grant at such meeting (the “Interim Option”).

(iii)  Each individual serving as a non-employee Board member on the Underwriting Date and each Eligible Director elected to the Board prior to January 26, 1999 was automatically granted, on such date, a Non-Statutory Option to purchase 40,000 shares of Common Stock (an “Initial Grant”), provided such individual (i) had not previously been in the employ of the Corporation (or any Parent or Subsidiary) and (ii) had not otherwise received a prior stock option grant from the Corporation , except that prior to the 1998 Annual Meeting such Initial grant was for 32,000 shares instead of 40,000.  On every Annual Shareholder Meeting after the Underwriting Date but on or prior to January 26, 1999, each Eligible Director was granted a Non-Statutory Option for 10,000 shares of Common Stock, provided such individual was an Eligible Director for at least six (6) months, except that prior to the 1998 Annual Meeting, such option was to purchase 8,000 shares, not 10,000.  After January 26, 1999 and prior to October 26, 1999, Eligible Directors were granted a Non-Statutory Option to purchase 7,500 shares of Common Stock on the date of each Annual Shareholders Meeting and grants of Non-Statutory Options to purchase 7,500 shares of Common Stock on the next three (3) three (3) month anniversaries following each applicable Annual Shareholders Meeting.  The automatic annual grant of 30,000 shares of Common Stock is intended to replace these previous automatic quarterly grants.

B.    EXERCISE PRICE.

(i)    The exercise price per share for any option grant under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

(ii)   The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C.    OPTION TERM.  Each option granted on or after May 17, 2001 shall have a term of seven (7) years measured from the grant date.  Each option granted between October 26, 1999 and May 17, 2001 shall have a term of five (5) years measured from the grant date.  The Interim Option shall have a term of five (5) years from the date of the 1999 Annual Stockholders Meeting.  Each option granted on or after January 26, 1999 and on or before October 26, 1999 shall have a term of two (2) years measured from the option grant date.  Each option granted prior to January 26, 1999 shall have a term of ten (10) years from its date of grant.

D.    EXERCISE AND VESTING OF OPTIONS.  Automatic option grants made on the date of each Annual Stockholders Meeting held on or after May 17, 2001 shall vest and become exercisable in a series of four (4) successive equal annual installments over the Optionee’s period of continued service as a Board member, with the first such installment to vest upon the Optionee’s completion of one (1) year of Board service measured from the option grant date.  Automatic option grants made on the date of each Annual Stockholders Meeting held on or after October 26, 1999 and prior to May 17, 2001 shall vest and become exercisable on the first anniversary of their grant date, provided the Optionee remains a Board member on such date.  Each Interim Option shall vest and become exercisable on the first anniversary of the 1999 Annual Shareholders Meeting, provided the Optionee remains a Board member on such date. Each option granted on or after January 26, 1999 and on or before October 26, 1999 shall be fully vested and immediately exercisable on the option grant date for any or all of the option shares.  Any shares purchased under an option granted prior to January 26, 1999 shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares.  Each Initial Grant and each Primary Grant shall vest, and the Corporation’s repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee’s period of continued service as a Board member, with the first such installment to vest upon the Optionee’s completion of one (1) year of Board service measured from the option grant date. With respect to annual share grants made prior to January 26, 1999, such options shall vest, and the Corporation’s repurchase right shall lapse, in two (2) successive equal annual installments over the Optionee’s period of continued service as a Board member, with the first such installment to vest upon the Optionee’s completion of one (1) year of Board service measured from the option grant date.

E.     EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(i)    The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option; provided, however, in no event shall the option be exercised later than the option term provided in such option.

(ii)   During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

(iii)  Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

(iv)  In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service for any  reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.            CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

A.    In the event of any Corporate Transaction, the shares of Common  Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

B.    In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

C.    Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

D.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

E.     The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.           REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE FIVE

MISCELLANEOUS

I.              FINANCING

A.    The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

B.    The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

II.            TAX WITHHOLDING

A.    The Corporation’s obligation to deliver shares of Common Stock upon the exercise of stock options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B.    The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

(i)    STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

(ii)   STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.           EFFECTIVE DATE AND TERM OF THE PLAN

A.    The Plan became effective with respect to the Discretionary Option Grant and the Stock Issuance Programs immediately upon the Plan Effective Date. The Automatic Option Grant Program under the Plan became effective on the

Underwriting Date. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. In addition, the initial option grants under the Automatic Option Grant Program were made on the Underwriting Date to each Eligible Director at that time.

B.    The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan.

However, each outstanding option so incorporated shall continue to be  governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

C.    One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

D.    The Plan shall terminate upon the earliest of (i) December 31, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding stock options and unvested stock issuances shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

IV.           AMENDMENT OF THE PLAN

A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.  Notwithstanding the foregoing, the approval of the holders of not less than a majority of the outstanding common stock of the Corporation entitled to vote shall be required to take the following actions:

(i)    amend the Plan to materially modify the requirements for eligibility under the Plan;

(ii)   amend the Plan to materially increase the number of shares of Common Stock which may be issued over the term of the Plan; or

(iii)  amend the Plan to materially increase the benefits accruing to participants under the Plan as such benefits are currently set forth in the Plan.

B.    Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short-Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

V.            USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.           REGULATORY APPROVALS

A.    The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.          NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A.            AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

B.            BOARD shall mean the Corporation’s Board of Directors.

C.            CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

(i)        the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders, or

(ii)       a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or   (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

D.            CODE shall mean the Internal Revenue Code of 1986, as amended.

E.             COMMON STOCK shall mean the Corporation’s common stock.

F.             CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

(i)        a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

(ii)       the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

G.            CORPORATION shall mean Polycom, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Polycom, Inc. which shall by appropriate action adopt the Plan.

H.            DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

I.              ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the   eligibility provisions of Article One.

J.             EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K.            EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

L.             FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)        If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)       If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)      For purposes of any option grants made on the Underwriting  Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

(iv)      For purposes of any option grants made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, taking into account such factors as it deems appropriate.

M.           HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.

N.            INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

O.            INVOLUNTARY TERMINATION shall mean the termination of the Service of  any individual which occurs by reason of:

(i)        such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii)       such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

P.             MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

Q.            1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

R.            NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

S.             OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

T.            PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U.            PARTICIPANT shall mean any person who is issued shares of Common  Stock under the Stock Issuance Program.

V.            PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

W.           PLAN shall mean the Corporation’s 1996 Stock Incentive Plan, as set  forth in this document.

X.            PLAN ADMINISTRATOR shall mean the particular entity, whether the Board, the Primary Committee or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

Y.            PLAN EFFECTIVE DATE shall mean March 5, 1996, the date on which the Plan was adopted by the Board.

Z.            PREDECESSOR PLAN shall mean the Corporation’s existing 1991 Stock Option Plan.

AA.        PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

AB.         SECONDARY COMMITTEE shall mean a committee of at least one (1) Board member appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

AC.         SECTION 12(g) REGISTRATION DATE shall mean the date on which the Common Stock was first registered under Section 12(g) of the 1934 Act.

AD.         SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

AE.         SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

AF.         STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

AG.         STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

AH.         STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

AI.          SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

AJ.          TAKE-OVER PRICE shall mean the GREATER of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

AK.         TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

AL.         10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

AM.        UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

AN.         UNDERWRITING DATE shall mean April 29, 1996, the date on which the Underwriting Agreement was executed and priced in connection with an initial public offering of the Common Stock.

Appendix D

PROXY

POLYCOM, INC.

ANNUAL MEETING OF STOCKHOLDERS, MAY 20, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF POLYCOM, INC.

PROXY - The undersigned stockholder of Polycom, Inc., a Delaware corporation, hereby acknowledges receipt of the 2002 Annual Report to Stockholders and the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 18, 2003, for the Annual Meeting of Stockholders of Polycom, Inc. to be held on May 20, 2003 at 10:00 a.m., local time at Polycom, Inc.’s headquarters facilities and revoking all prior proxies, hereby appoints Robert C. Hagerty and Michael R. Kourey, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, and to represent and to vote, as designated on the reverse side, all shares of Common Stock and any interest in the Special Voting Stock of Polycom, Inc. held of record by the undersigned on April 4, 2003 at the Annual Meeting to be held on May 20, 2003, or any postponement or adjournment thereof.

The Board of Directors recommends a vote FOR the election of the director nominees listed on the reverse side and FOR proposals 2, 3, 4 and 5.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

 DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD VIA MAIL

Please mark votes as in this example ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S).  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED BELOW AND FOR THE PROPOSALS IN ITEMS 2, 3, 4 AND 5.

1.             Election of nominees listed below to the Board of Directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified, except as noted (write the names, if any, of nominees for whom you withhold authority to vote).

NOMINEES:                 (01) Betsy S. Atkins, (02) John Seely Brown, (03) Robert C. Hagerty, (04) John A. Kelley, (05) Michael R. Kourey, (06) Stanley J. Meresman, (07) William A. Owens, (08) Durk I. Jager, (09) Thomas G. Stemberg

☐    FOR ALL NOMINEES

☐    WITHHELD FROM ALL NOMINEES

☐

                                                            For all nominees except as noted above

2.               To approve an amendment to the Company’s 1996 Stock Incentive Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 1,900,000 shares.

                            ☐ FOR                   ☐ AGAINST        ☐ ABSTAIN

3.               To approve an amendment to the Company’s 1996 Stock Incentive Plan to change the amount and characteristics of options granted to non-employee directors under the automatic grant program.

                            ☐ FOR                   ☐ AGAINST        ☐ ABSTAIN

4.               To approve an amendment to the Company’s 1996 Stock Incentive Plan to permit the Company to undertake an exchange offer pursuant to which holders of options to purchase a maximum of 7,000,000 shares of the Company’s Common Stock could elect to cancel such options in exchange for the grant of replacement options to purchase 0.80 shares of the Company’s Common Stock for each cancelled option share, with the replacement options to be granted no earlier than six (6) months and one (1) day following the cancellation date of the cancelled options.

                            ☐ FOR                   ☐ AGAINST        ☐ ABSTAIN

5.               To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 2003.

                            ☐ FOR                   ☐ AGAINST        ☐ ABSTAIN

6.               In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

☐  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.)

Signature:                                                              Date:

Signature:                                                              Date:

QuickLinks

PROCEDURAL MATTERS
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO APPROVAL OF AN AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER
PROPOSAL THREE APPROVAL OF AMENDMENTS TO THE 1996 STOCK INCENTIVE PLAN TO CHANGE THE AMOUNT AND CHARACTERISTICS OF OPTIONS GRANTED TO NON-EMPLOYEE MEMBERS OF THE BOARD OF DIRECTORS UNDER THE AUTOMATIC GRANT PROGRAM
PROPOSAL FOUR APPROVAL OF AN AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN TO PERMIT THE COMPANY TO OFFER TO CANCEL EXISTING OPTIONS IN EXCHANGE FOR THE GRANT OF REPLACEMENT OPTIONS
PROPOSAL FIVE RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
MANAGEMENT
Aggregated Option Exercises in Fiscal 2002 and Fiscal 2002 Year-End Option Values
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
OTHER MATTERS
  Appendix A
CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF POLYCOM, INC.
  Appendix B
Polycom, Inc. Policy For Preapproving Services and Fees of the Company's Independent Auditor